UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:
☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a

-6(e)(2))
☒
Definitive Proxy Statement
☐
Definitive Additional Materials
☐
Soliciting Material under §240.14a-12
Vaxxinity,

Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.
☐
Fee paid previously with preliminary materials
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange

Act Rules 14a-6(i)(1) and 0-11

May 2, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2022 annual meeting of stockholders (the
“Annual Meeting”) of Vaxxinity

,

Inc., which will be held on Tuesday,

June 21, 2022, beginning at 10:00 a.m.,
Eastern Time. The Annual Meeting will be a completely

virtual meeting, which will be conducted via live webcast,
and you may attend the meeting virtually by visiting https://web.lumiagm.com/284047551

(password:
vaxxinity2022).
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the
business to be conducted at the meeting.
Your

vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be
represented at the meeting whether or not you plan to attend the Annual

Meeting via the Internet. Please vote
electronically over the Internet, by telephone or by returning your signed proxy card in the envelope provided. You
may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the
meeting live via the Internet are posted at https://web.lumiagm.com/284047551

.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your
continued support.

/s/ Mei Mei Hu

Mei Mei Hu

Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2022
NOTICE IS HEREBY GIVEN
that the Annual Meeting of Stockholders of Vaxxinity,

Inc., a Delaware
corporation, will be held on Tuesday,

June 21, 2022, at 10:00 a.m., Eastern Time. The Annual Meeting

will be a
completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual
Meeting online and submit your questions during the meeting by visiting

https://web.lumiagm.com/284047551
(password: vaxxinity2022). For instructions on how to attend and vote your shares at the Annual Meeting, see the
information in the accompanying Proxy Statement in the section titled “General

Information about the Annual
Meeting and Voting

-How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect directors to hold office until the Company’s

annual meeting of stockholders to be held in 2023 and
until their respective successors have been duly elected and qualified;
2.
to ratify, in a non-binding

vote, the appointment of Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31,

2022; and
3.
to transact such other business as may properly come before the Annual

Meeting or any continuation,
postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice.

Holders of record of our
common stock as of the close of business on April 22, 2022 are entitled to notice of and to vote at the Annual
Meeting, or any continuation, postponement or adjournment thereof.
Your

vote is important.
Please promptly vote your shares by completing,

signing, dating and returning your
proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ René Paula Molina

René Paula Molina

General Counsel and Secretary
Dallas, Texas
May 2, 2022
This Notice of Annual Meeting and Proxy Statement

are first being distributed or made available,

as the case may be, on or about May 6, 2022.
Important Notice Regarding the Availability

of Proxy Materials for the Stockholder Meeting:

This Proxy Statement and our Annual Report are available free of charge at

www.astproxyportal.com/ast/24848/.
Vaxxinity

,

Inc.

1717 Main Street, Suite 3388 | Dallas, Texas

75201

TABLE

OF CONTENTS
Pa
ge
GENERAL INFORMATION

ABOUT THE ANNUAL MEETING AND VOTING
1
Why am I receiving these materials?
1
When and where will the Annual Meeting be held?
1
What are the purposes of the Annual Meeting?
1
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy
Statement?
2
What does it mean if I receive more than one set of proxy materials?
2
Who is entitled to vote at the Annual Meeting?
2
What is the difference between being a “record holder” and holding shares in “street name”?
2
What do I do if my shares are held in “street name”?
3
How many shares must be present to hold the Annual Meeting?
3
What are “broker non-votes”?
3
What if a quorum is not present at the Annual Meeting?
3
How do I vote my shares without attending the Annual Meeting?
3
How can I attend and vote at the Annual Meeting?
4
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble
accessing the virtual meeting website?
4
How does the Board recommend that I vote?
4
How many votes are required to approve each proposal?
5
What if I do not specify how my shares are to be voted?
5
Who will count the votes?
5
Can I revoke or change my vote after I submit my proxy?
5
Who will pay for the cost of this proxy solicitation?
6
Why hold a virtual meeting?
6
Will I be able to ask questions at the Annual Meeting?
6
PROPOSAL NO. 1 ELECTION OF DIRECTORS
8
Board Size and Structure
8
Current Directors and Terms
8
Nominees for Director
8
Information About Board Nominee and Continuing Directors
9
Board Recommendation
11
CORPORATE

GOVERNANCE
11
Corporate Governance Guidelines
11
Board Leadership Structure
11
Board Committees
13
Director Nominations Process
15
Board Diversity
16
Board Role in Risk Oversight
17
Committee Charters and Corporate Governance Guidelines
17
Code of Business Conduct and Ethics
18
Anti-Hedging Policy
18
Communications with the Board
18
EXECUTIVE OFFICERS
19
EXECUTIVE COMPENSATION
21

Overview
21
Summary Compensation Table
21
Narrative Disclosure to Summary Compensation Table
21
Outstanding Equity Awards

at 2021 Fiscal Year

-End
23
Director Compensation
23
STOCK OWNERSHIP
25
Security Ownership of Certain Beneficial Owners and Management
25
Securities Authorized for Issuance Under Equity Compensation

Plans
27
DELINQUENT SECTION 16(A) REPORTS
27
CERTAIN

TRANSACTIONS WITH RELATED

PERSONS
27
Policies and Procedures on Transactions with Related

Persons
27
Our Relationship with UBI
28
The Reorganization
29
Voting

Agreement
29
Registration Rights
30
Financings and Other Transactions
31
Limitations of Liability and Indemnification Matters
33
PROPOSAL NO. 2 RATIFICATION

OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
35
Audit, Audit-Related, Tax

and All Other Fees
35
Auditor Independence
36
Pre-Approval Policies and Procedures
36
Board Recommendation
36
Audit Committee Report
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
37
HOUSEHOLDING
37
2021 ANNUAL REPORT
37

Background
Vaxxinity,

Inc., a Delaware corporation (“Vaxxinity

,” and together with its subsidiaries, the “Company”),
is a biotechnology company currently focused on developing product candidates for human use in the fields of
neurology and coronaviruses utilizing its “Vaxxine

Platform”—a peptide vaccine technology first developed by UBI and subsequently refined over the last two decades. The Company was formed through the combination of two
separate businesses that originated from United Biomedical, Inc. (“UBI”)

in two separate transactions: a spin-out
from UBI in 2014 of operations focused on developing chronic disease product candidates that resulted in United
Neuroscience (“UNS”), and a second spin-out from UBI in 2020 of operations focused on the development of a
COVID-19 vaccine that resulted in C19 Corp. (“COVAXX”).

On February 2, 2021, Vaxxinity

was incorporated for
the purpose of reorganizing and combining UNS and COVAXX

and on March 2, 2021, did so by acquiring all of the
outstanding equity interests of UNS and COVAXX

pursuant to a contribution and exchange agreement (the
“Contribution and Exchange Agreement”) whereby the existing equity holders of UNS and COVAXX

contributed
their equity interests in each of UNS and COVAXX

in exchange for equity in Vaxxinity

(the “Reorganization”). In

November,

2021, the Company closed its initial public offering of over 6 million shares of Class A common stock at
a public offering price of $13.00 per share (the “IPO”).

For further information about the Company’s

business and the material risks that may affect the Company, please refer to our annual report on Form 10-K for the fiscal year ended December

31, 2021 (“Annual Report”).

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2022
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31,
2021 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by
and on behalf of the board of directors of Vaxxinity,

Inc., in connection with our 2022 annual meeting of
stockholders (the “Annual Meeting”). References to “Vaxxinity,”

the “Company,” “we,”

“us,” “our” and other
similar terms refer to the business of Vaxxinity,

Inc. and its consolidated subsidiaries, including UNS and
COVAXX.

The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as
the case may be, on or about May 6, 2022.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND
VOTING
Why am I receiving these materials?
You

have received these proxy materials as a Vaxxinity

stockholder as of the close of business on
April 22, 2022, and you are invited to attend the Annual Meeting and vote your shares on the proposals described in
this Proxy Statement.

When and where will the Annual Meeting be held?
The Annual Meeting will be held on Tuesday,

June 21, 2022 at 10:00 a.m., Eastern Time. The Annual
Meeting will be a completely virtual meeting, which will be conducted via live webcast. You

will be able to attend
the Annual Meeting online and submit your questions during the meeting at https://web.lumiagm.com/284047551

.
To attend and participate

in the Annual Meeting, you will need the 11-digit control number included on your proxy
card or on the instructions that accompanied your proxy materials. If you are a registered shareholder and do not
receive your control number or have lost it, please contact American Stock

Transfer & Trust Company,

LLC
(“AST”) at their toll-free number,

(888) 776-9962, or via email at help@astfinancial.com. If your shares are held in
“street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the
bank or broker. If you lose your control

number, you may join the Annual Meeting as a “Guest,” but

you will not be
able to vote, ask questions or access the list of stockholders as of the close of business on

April 22, 2022 (the
“Record Date”). The meeting webcast will begin promptly at 10:00

a.m., Eastern Time. We

encourage you to access
the meeting prior to the start time. We

encourage you to check-in about fifteen minutes prior to the start of the
Annual Meeting to allow ample time for the check-in procedures.
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is:

1.
to elect directors to hold office until the Company’s

annual meeting of stockholders to be held in 2023 (the
“2023 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.
to ratify, in a non-binding

vote, the appointment of Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31,

2022; and
3.
to transact such other business as may properly come before the Annual

Meeting or any continuation,
postponement or adjournment thereof.
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy
Statement?
As of the date of this Proxy Statement, we do not know of any matters to be properly presented at the
Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the
meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and
have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters
for you.

What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or
brokers. Please vote all of your shares. To

ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in
the enclosed envelope.
Who is entitled to vote at the Annual Meeting?
You

are entitled to vote at the Annual Meeting and any continuation, postponement or adjournment thereof
if you owned shares of our common stock as of the close of business on the

Record Date. Registered stockholders as
of the Record Date may attend the Annual Meeting and, if relevant, vote directly online at the Annual Meeting or
authorize a third-party to attend and, if relevant, vote online at the Annual

Meeting on their behalf through use of a
proxy card. If you are a beneficial owner of our common stock and your shares are held in a brokerage account or by
a bank or other holder of record, the relevant institution will send you instructions for voting.

If you wish to vote the
shares of our common stock you beneficially own directly online at the Annual

Meeting or by proxy,

you first must
obtain a signed proxy from the record holder (broker,

bank or other nominee) giving you the right to vote the shares.

Holders of Class A common stock and Class B common stock will vote together as a single class on all
matters submitted to a vote of stockholders at the Annual Meeting. At the close of business on the Record Date,
there were 111,968,921

outstanding shares of our Class A common stock, entitled to vote at the Annual

Meeting and
13,874,132 outstanding shares of our Class B common stock, entitled to vote at the

Annual Meeting. Each share of
our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
Each share of our Class B common stock is entitled to ten votes on any matter presented to stockholders at the
Annual Meeting.

The holders of our Class B common stock hold, in the aggregate, approximately

55.34% of the total voting
power of our outstanding capital stock at the close of business on the Record

Date, and the majority of this voting
power is subject to the Voting

Agreement described below.

For so long as shares of Class B common stock remain
outstanding and represent more than 9.1% of the aggregate number of outstanding shares of Class A common stock
and Class B common stock, the aggregate voting power of the Class B common stock will exceed the aggregate
voting power of the Class A common stock.

What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street
name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the
“beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker,
bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial
owner, you have the right to direct your broker,

bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how
to submit

your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted.

The holders of a
majority in voting power of the Company’s

capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or
authorize a proxy to vote electronically or telephonically,

your shares will be counted to determine whether we have
a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum
for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not
voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder
who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
Proposal No. 1 is considered a non-discretionary matter,

and a broker will lack the authority to vote uninstructed
shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be
permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual

Meeting, (i) the chairperson
of the Annual Meeting or (ii) the holders of a majority in voting power present in person or represented by proxy at
the Annual Meeting and entitled to vote at the Annual Meeting, may adjourn the Annual Meeting until a quorum is
present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend

that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are

a stockholder of record, there are two ways to vote by proxy:
● by Internet –
o
Prior to the Annual Meeting, you may vote at www.voteproxy.com by following the on-screen
instructions. You

must have your control number to vote online. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59

p.m., Eastern Time,
on June 20, 2022.
o
During the Annual Meeting, you may vote while attending the webcast at
https://web.lumiagm.com/284047551 and following the on-screen instructions. You

must have
your control number to access the webcast and vote.

●
by Mail – You

may request a proxy card by following the instructions in the notice.

AST will include your control number on the notice or in the proxy materials that will be sent to you. If you
are a registered holder and have not received your control number or have misplaced it, you may reach out to AST at
their toll-free number, (888) 776-9962, or via

email at help@astfinancial.com for assistance. If your shares are held in street name, you will receive your control number and instructions on how to vote from the bank, broker or holder
of record. You

must follow the instructions of such bank, broker or holder of record in order for your shares to be
voted.

How can I attend and vote at the Annual Meeting?
We will be hosting

the Annual Meeting live via webcast. Any stockholder may attend the Annual Meeting
live online at https://web.lumiagm.com/284047551.

If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting.

A summary of the information you need to
attend the Annual Meeting online is provided below:
●
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock
ownership, are posted at https://web.lumiagm.com/284047551.
●
Assistance with questions regarding how to attend and participate via the Internet will be provided at
https://web.lumiagm.com/284047551 on the day of the Annual Meeting.
●
The Annual Meeting webcast starts promptly at 10:00 a.m., Eastern Time

;

we encourage you to check-in
about fifteen minutes prior to the start of the Annual Meeting to allow ample time for the check-in
procedures.
●
You

will need your 11-digit Control Number to enter the

Annual Meeting.
●
Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate

in the Annual Meeting, you will need the 11-digit control number included on
your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street
name,” you should contact your bank or broker to obtain your 11

-digit control number or otherwise vote through the
bank or broker. If you lose your

11-digit control number,

you may join the Annual Meeting as a “Guest” but you
will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians

ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties

accessing the virtual meeting website during the check-in
or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
How does the board of directors recommend that I vote?
The board of directors recommends that you vote:
● FOR

the nominees to the board of directors set forth in this Proxy Statement.
● FOR

the ratification of the appointment of Armanino LLP as the independent registered public accounting
firm of the Company for the fiscal year ending December 31, 2022.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and
how votes are counted:
Proposal
Votes

Required
Voting

Options
Impact of

“Withhold” or

“Abstain” Votes
Broker
Discretionary

Voting

Allowed
Proposal No. 1:
Election of
Directors
The plurality of the votes cast. This
means that the nominees receiving the
highest number of affirmative “FOR”
votes will be elected as directors.
“FOR ALL”
“WITHHOLD
ALL” “FOR
ALL EXCEPT”
None
(1)
No
(3)

Proposal No. 2:
Ratification of
Appointment of
Independent
Registered Public
Accounting Firm
The affirmative vote of the holders of
a majority of shares present in person
or represented by proxy at the Annual
Meeting and entitled to vote on such
matter.

“FOR”
“AGAINST”
“ABSTAIN”
Same as a vote
“Against”
(2)
Yes
(4)

(1)
Votes

that are “withheld” will not count as a vote “FOR” or “AGAINST” a director,

because directors are
elected by plurality voting.
(2)
A vote marked as an “Abstention” is not considered a vote cast, but because the affirmative vote of a majority
of shares present in person or represented by proxy at the Annual Meeting are required to pass this proposal, a
vote marked as an “Abstention” will, therefore, have the same effect as a vote cast “Against” the proposal.
(3)
As this proposal is not considered a discretionary matter,

brokers lack authority to exercise their discretion to
vote uninstructed shares on this proposal.
(4)
As this proposal is considered a discretionary matter,

brokers are permitted to exercise their discretion to vote
uninstructed shares on this proposal.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in
accordance with the recommendations of the board of directors.

The recommendations of the board of directors are
set forth above, as well as with the description of each proposal in this Proxy Statement.

If, prior to the Annual
Meeting, the board of directors should learn that any director nominee will be unable to serve for any reason, the
proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by
the board of directors, unless the board of directors chooses to reduce the number of directors serving on the board
of directors.
Who will count the votes?
Representatives of AST will tabulate the votes.
Can I revoke or change my vote after I submit my proxy?
Yes.

Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may
change your vote and revoke your proxy by:

●
sending a written statement to that effect to the attention of our

General Counsel and Secretary at our
corporate offices, provided such statement is received no later than June 20, 2022;
●
voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59
p.m., Eastern Time, on June 20, 2022;
●
submitting a properly signed proxy card with a later date that is received no later than

June 20, 2022; or
● attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker
or other nominee. You

may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a
signed proxy from the record holder (broker,

bank or other nominee) giving you the right to vote the shares.
Your

most recent proxy card or telephone or Internet proxy is the one that is counted.

Your attendance

at
the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the
Company before your proxy is voted or you vote online at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost

of soliciting proxies. Proxies may be solicited on our behalf by directors, officers

or
employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile
transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial
owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We wish to continue

using the latest technology to provide expanded access, improved communication

and
cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities
to participate as they would have at an in-person meeting. Furthermore,

we believe that a virtual meeting enables
increased stockholder attendance and participation because stockholders can participate from any location around
the world.

Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer
appropriate questions submitted during the meeting and that relate to the matters to be voted on. We

intend to
reserve up to 10 minutes before the closing of the polls to address questions submitted.

Only stockholders that have
accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in
“ How can I attend and vote at the Annual Meeting? ” will be able to submit questions during the Annual Meeting.
Additionally, our

Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder

(rather than a “Guest”). Under
these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are,
among other things:

●
irrelevant to the business of the Company or to the business of the Annual

Meeting;
●
related to the status or conduct of our clinical trials beyond that which is contained in our prior public
disclosures;
●
related to material non-public information of the

Company;
● related to personal grievances;
● derogatory references to individuals or that are otherwise in bad taste;
● substantially repetitious of statements already made by another stockholder;
● in furtherance of the stockholder’s personal or business interests; or
●
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of
the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the

“Rules of Conduct” available on
the Annual Meeting webpage for stockholders that have accessed the Annual

Meeting as a stockholder (rather than a
“Guest”) by following the procedures outlined above in “ How can I attend and vote at the Annual Meeting? ”.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our amended and restated certificate of incorporation (“Charter”), provides that the number of directors
shall be fixed from time to time by the board of directors. However,

the number of directors shall be not fewer than
four and not more than eleven. We

currently have seven directors serving on the board of directors.
Our Charter provides that the term of each director will continue until the next annual meeting of stock
holders, and each director will hold office until his or her successor shall be duly elected and qualified, subject,
however, to his or her earlier death, resignation,

disqualification or removal. Generally,

vacancies or newly created
directorships on the board of directors will be filled only by vote of a majority of the directors then in office and will
not be filled by the stockholders. A director appointed by the board of directors to fill a vacancy will hold office
until the next annual meeting of stockholders, subject to the election and qualification of his or her successor and his
or her earlier death, resignation, disqualification or removal.
Current Directors

The table below identifies and sets forth certain information regarding our direct ors as of May 2, 2022.

Director Age
Committees
Audit
Nominating and
Governance Compensation
Louis Reese (Executive Chairman) 40
Mei Mei Hu 39
Gregory R. Blatt 53 X X Chair
James Chui 58
Peter Diamandis 60 X Chair X
George Hornig 67 Chair
Peter Powchik 65
Nominees for Director
All directors are elected each year at the annual meeting of stockholders,

and their current terms of service
will expire at the Annual Meeting. Each director elected by the stockholders at the Annual Meeting will each serve
until the 2023 Annual Meeting and until the election and qualification of his or her successor or until his or her
earlier death, resignation, disqualification or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to
believe that any nominee will be unable to serve. If, however,

prior to the Annual Meeting, the board of directors
should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been
voted for this nominee will be voted for a substitute nominee as selected by the board of directors, unless the board
of directors chooses to reduce the number of directors serving on the board of directors.

The board of directors has
no reason to believe that any of the nominees will be unable to serve.

Information About Director Nominees

The following pages contain certain biographical information for each nominee for director, including all
positions he or she holds, his or her principal occupation and business experience for the past five years, and the
names of other publicly-held companies of which the director nominee currently serves as a director or has served as
a director during the past five years.
We believe that

all of our directors nominees have or display: personal and professional integrity;
satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of
understanding of our business and its industry and other industries relevant to our business;

the ability and
willingness to devote adequate time to the work of the board of directors and its committees,

as applicable; skills
and personality that complement those of our other directors that helps build a board that is effective, collegial and
responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of
experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The
information presented below regarding each director nominee also sets forth specific experience, qualifications,
attributes and skills that led the board of directors to the conclusion that such individual should serve as a director in
light of our business and structure.
Louis Reese

is one of our two co-founders and is the Executive Chairman

of the Company. Mr.

Reese has
served in this role for the Company since the Reorganization and was previously a director of both UNS and
COVAXX

since September 2014. Mr.

Reese has also been a director and a member of the executive committee of
UBI since 2014. He was also a director of ShenLian Biotech from 2010 to 2014.

Mr. Reese is also the co-founder of
an investment and advisory firm with active investments in real estate, energy,

hospitality and life sciences. His
investments focus on achieving global impact in critical important areas through innovative models and approaches.
He received his B.A. from University of Pennsylvania. We

believe Mr. Reese is qualified to serve

on the board of
directors based on the perspective and experience he brings as a member of the executive committee of UBI and as
an investor in life sciences companies.
Mei Mei Hu
, one of our two co-founders, is our President and Chief Executive Officer and is one of our
directors. Ms. Hu has served in these roles for the Company since the Reorganization and was previously a director
of both UNS, since October 2014, and COVAXX

,

since March 2020. Ms. Hu has also been a director and a member of the executive committee of UBI since 2010 and a director of United

BioPharma, Inc. (“UBP”) since March 2020.
Ms. Hu was formerly a consultant at McKinsey & Company where she advised pharmaceutical companies on
strategic, operational and organizational issues. She was also a director of ShenLian Biotech from 2010 to 2014.
Ms. Hu is also co-founder of an investment and advisory group with active investments in real estate, energy and life
sciences. She has been named to Time 100 Next list, Fortune

40 under 40 and Young

Global Leaders of World
Economic Forum. She holds a B.A. from University of Pennsylvania and a J.D. from Harvard Law School. We
believe Ms. Hu is qualified to serve on the board of directors based on the perspective she brings as our Chief
Executive Officer, her

experience in the biotechnology and life sciences industries and her success in leading the
spin-outs of UNS and COVAXX

from UBI.
Gregory R. Blatt
is a director of the Company.

Mr. Blatt has been a director of the Company since

July
2021. Mr. Blatt recently served as Executive

Chairman, and then Chairman and Chief Executive Officer,

of Match
Group, from 2013 through 2017, and as Executive Chairman, and then Chief Executive

Officer, of Tinder,

from
2015 through 2017. Prior to concurrently serving in those roles, Mr.

Blatt was Chief Executive Officer of IAC from
2010 through 2013, Chief Executive Officer of Match.com

from 2009 through 2010, General Counsel of IAC from
2003 through 2009 and General Counsel and EVP of Business Affairs at Martha

Stewart Living Omnimedia from
1999 through 2003. Earlier in his career, Mr.

Blatt worked as an associate at law firms Wachtell

Lipton Rosen &
Katz and Grubman Indursky and Schindler.

Additionally, Mr.

Blatt has served as a director on the board of directors
for Interval Leisure Group, HSN, IAC and Match Group. Mr.

Blatt received a B.A. from Colgate University and a
J.D. from Columbia Law School. We

believe Mr. Blatt is qualified to

serve on the board of directors based on his
extensive managerial, financial, legal and transactional experience gained while serving as both the chief executive
and chief legal officers of multiple public and private companies,

as well as his experiences serving on multiple
public company boards of directors.
James Chui

is a director of the Company.

Mr. Chui has been a director of the Company

since the
Reorganization and was previously a director of UNS since August

2019. He has also been a director of UBI since
May 2020, a director of United Biopharma (Holdings) Co. Ltd. (UBP’s parent company) since July 2018 (Chairman

since April 2022) and a director of UBP since March 2022 (Chairman March 2022 to April 2022). UBI, United
Biopharma (Holdings) Co. Ltd. and UBP are all privately-owned. Mr.

Chui has also been the Executive Chairman of
Tornado Global

Hydrovacs Ltd., a company with a focus on hydrovac truck design and manufacturing,

since
September 2018, a director of Dynamic Technology

Group, Inc. a technology solutions provider of innovative ride systems and dynamic structures, since September 2018 and the non-executive

Chairman since November 2019 and a
director of Beijing You

Peng Technology Co., Ltd.,

a privately-owned internet TV platform provider in China, since
April 2018 (having previously served as a director from November

2016 through May 2017). In addition to these
roles, James has served as the Chairman, President and/or Chief Executive Officer

of various investment holding
companies for over two decades, including as the Chairman and Chief Executive

Officer of Excellence Raise
Overseas Limited since 2013. He received a B.Sc. in Engineering from Shanghai

University of Science and
Technology.

We believe Mr.

Chui is qualified to serve on the board of directors based on his extensive senior management and director-level experience with various international companies, both private and public, including
his experience advising such companies on how to establish and grow large

-scale projects in the manufacturing and
technology industries in a global environment.
Peter Diamandis
is a director of the Company.

Dr. Diamandis has been a director of the Company

since
the Reorganization and was previously a director of COVAXX

since March 2020. Dr.

Diamandis has been the Chief
Executive Officer of PHD Ventures,

Inc., his personal holding company for his writing, speaking and consulting activities, since October 1993. Dr.

Diamandis has started more than 24 companies in the areas of human longevity, space, venture capital and education, including as a co-founder of BOLD Capital

Partners in 2015, a venture fund
investing in exponential technologies, and as the founder and Executive

Chairman of the XPRIZE Foundation,
a non-profit foundation which, since 1996, has designed and operated large

-scale incentive competitions for the
development of new technologies that may help solve some of mankind’s major challenges. In the area of human
longevity, he has helped

found Human Longevity,

Inc., for which he served as a director from 2013 until December
2018, Celularity Inc., for which he served as Vice

Chairman from July 2017 to July 2021 and as a director starting in
July 2021, and Fountain Therapeutic Services, Inc., for which he has served as Chairman since January 2019. He is
also the executive founder of Singularity University,

a graduate-level Silicon Valley

institution founded in 2010 that
counsels the world’s leaders on exponentially

growing technologies. He also serves as a director of two special purpose acquisition companies: DPCM Capital, Inc., which completed its initial public offering in October 2020,
and Software Acquisition Group Inc. II, which completed its initial public offering in September 2020.
Dr. Diamandis is also a New York

Times bestselling author.

He earned degrees in Molecular Engineering and
Aerospace Engineering from Massachusetts Institute of Technology and holds an M.D. from Harvard Medical
School. We believe

Dr. Diamandis is qualified to serve on

the board of directors based on his experience investing
in, working with and co-founding companies in the life sciences and technology industries.
George Hornig

is a director of the Company.

Mr. Hornig has been a director of the Company

since
January 2022. Mr. Hornig

is also currently the Chairman of Xometry,

an AI-driven platform for on-demand
manufacturing of industrial parts. Mr.

Hornig joined Xometry’s Board of Directors

as Chairman in 2013. Mr.
Hornig is also Co-Chairman (and Audit Chairman) of Healthwell Acquisition

Corp., a special purpose acquisition
company (appointed in July 2021), Managing Partner and Co-Founder of The

Seed Lab, an early-stage venture fund
that he joined in January 2019, and a director for Syntax Advisors, an investment advisor (since January 2018).
From 2010 to 2016, Mr. Hornig was Senior

Managing Director and COO of PineBridge Investments (formerly AIG
Investment Management). Prior to joining PineBridge, Mr.

Hornig spent eleven years at Credit Suisse Asset
Management as Managing Director and Global COO. From 1993

to 1999, Mr. Hornig was Executive Vice

President
of Deutsche Bank Americas. Earlier in his career,

Mr. Hornig was Managing Director and COO of

Wasserstein
Perella & Co, worked in the M&A group of First Boston and was an Associate with the law firm of Skadden, Arps,
Slate, Meagher & Flom LLP.

During his career, Mr.

Hornig has served as a Director of Forrester Research, Unity
Mutual Life, Veridian

Group, KBL Merger Corp IV,

Office Tiger,

Daily Candy and Merchants Preferred. Mr.
Hornig received his A.B., J.D. and M.B.A. from Harvard University.

We believe Mr.

Hornig is qualified to serve on
the board of directors

based on his service on public company boards and financial industry experience
Peter Powchik

is a director of the Company.

Mr. Powchik has been a director of the Company

since the
Reorganization.

Mr. Powchik also has approximately

fifteen years of academic and clinical experience focused on the biology of Alzheimer’s disease and schizophrenia.

From April 2021 to March 2022, Mr. Powchik was

our
Executive Vice President,

Research and Development.

Mr. Powchik held the same position with UNS from

December 2018 until the Reorganization.

Prior to joining UNS he was SVP,

Head of Clinical Development at
Regeneron Pharmaceuticals from October 2006 to February 2018 where he oversaw the development and approval
of Regeneron’s first seven drugs and

helped build its development and regulatory infrastructure. He is also formerly
EVP of Clinical Development, Chugai USA; VP of Clinical Development

and Medical Affairs, US at Novartis,
overseeing the development and approval of Ritalin LA and Focalin; and

Senior Director at Sepracor where he
initiated the development of Lunesta. He is a board-certified psychiatrist having trained at NYU School of Medicine,
Mt Sinai Medical Center (NYC), and Columbia University College of Physicians

and Surgeons. We

believe Mr.
Powchik is qualified to serve on the board of directors based on his clinical and biotechnology industry experience.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR

the election of each of Louis Reese, Mei
Mei Hu, Gregory R. Blatt, James Chui, Peter Diamandis, George

Hornig and Peter Powchik as directors to hold
office until the 2023 Annual Meeting and until his or her

respective successor has been duly elected and qualified.

CORPORATE

GOVERNANCE

Corporate Governance Guidelines
The board of directors has adopted Corporate Governance Guidelines. A copy of these Corporate
Governance Guidelines can be found under the Corporate Governance section of the Investors page of our website
located at www.Vaxxinity.com
, or by writing to our General Counsel and Secretary at our offices at 1717 Main
Street, Suite 3388,

Dallas, Texas 75201.

Among the topics addressed in our Corporate Governance Guidelines are:
• Board size, independence and qualifications • Stock ownership
• Executive sessions of independent directors • Board access to senior management
• Board leadership structure • Board access to independent advisors
• Selection of new directors • Board self-evaluations
• Director orientation and continuing education • Board meetings
• Limits on board service • Meeting attendance by directors and non-directors
• Change of circumstances • Meeting materials
• Term limits • Board committees, responsibilities and independence
• Director responsibilities • Succession planning
• Director compensation • Risk management
Board Leadership Structure
Controlled Company
Because our co-founders (Ms. Hu and Mr.

Reese), one of their affiliates and UBI (collectively our
“principal stockholders”) hold, in the aggregate, a majority of the total voting power of our outstanding capital
stock, we are a “controlled company” for purposes of the Nasdaq’s listing rules. As a controlled company,

exemptions under the Nasdaq’s listing rules

exempt us from certain of the Nasdaq’s

corporate governance
requirements, including the following requirements:

•

that the board of directors be composed of a majority of “independent directors,”

as defined under the
rules of the Nasdaq;

•

that the Compensation Committee be composed entirely of independent directors; and

•

that the Nominating and Governance Committee be composed entirely of independent directors.
We have elected

to take advantage of the exemption from the requirement that our board of directors be
composed of a majority of independent directors.

Accordingly, for so long as we are

a “controlled company,”

our
stockholders do not have the same protections afforded

to stockholders of companies that are subject to all of the
Nasdaq’s corporate governance

requirements. In the event that we cease to be a controlled company,

we will be
required to comply with these provisions within the transition periods specified in the rules of the Nasdaq.
These exemptions do not modify the independence requirements for the audit committee, and our audit
committee satisfies the member independence requirement for the audit committee under the Nasdaq’s listing
requirements and SEC rules and regulations.
Lead Independent Director
Our corporate governance guidelines provide that one of our independent directors serves as the lead
independent director at any time when the chair of the board of directors is a member of management or is otherwise
not independent. Because our chair, Mr.

Reese, is not independent, the board of directors has appointed Mr.

Blatt to
serve as our lead independent director.

As lead independent director, Mr.

Blatt presides over all meetings of the
board of directors at which the chair is not present, including any executive sessions of the independent directors,
approves schedules and agendas for the meetings of the board of directors and acts as liaison between the
independent directors and our management and the chair of

the board of directors.
The Board believes that our current leadership structure of Chief Executive

Officer and Chairperson of the
board of directors being held by two separate individuals,

with additional oversight provided by the lead
independent director, is in the best interests of

the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s

responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chairperson of the board of directors’

responsibility to guide overall
strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief
Executive Officer and President and to set the agenda for and preside over board meetings. The lead independent
director provides an additional level of oversight similar to the Chairperson but from an independent perspective.
We recognize

that different leadership structures may be appropriate for companies in different situations
and believe that no one structure is suitable for all companies. Accordingly,

the board of directors will continue to
periodically review our leadership structure and make such changes in the future as it deems appropriate and in the
best interests of the Company and its stockholders.
Family Relationships
Mei Mei Hu, our Chief Executive Officer and Director,

and Louis Reese, our Executive Chairman, are
married to each other. Mei Mei Hu, Louis

Reese, one of their affiliates and UBI are party to the Voting

Agreement
described elsewhere in this Proxy Statement.
Director Independence
Under our Corporate Governance Guidelines,

an independent director shall be one who meets the
qualification requirements for being an independent director under applicable laws and regulations and requirements
promulgated by the SEC and the corporate governance listing standards of Nasdaq, including the requirement that
the board of directors have affirmatively determined that

the director has no relationship which, in the opinion of the board of directors, would interfere with the exercise of such director’s independent judgment in carrying out the
responsibilities of a director.
The board of directors has undertaken a review of its composition, the composition of its committees and
the independence of our directors and considered whether any director has a material relationship with us that could
compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based
upon information requested from and provided by each director concerning his or her background, employment and
affiliations, including family relationships, the board

of directors has determined that each of Mr.

Blatt, Mr.
Diamandis and Mr. Hornig

is “independent” under the Nasdaq’s listing

rules. In making these determinations, the
board of directors considered the current and prior relationships that each non-employee director has with the
Company and all other facts and circumstances the board of directors deemed relevant in determining their
independence, including the beneficial ownership of our capital stock by each non-employee director and any
transactions involving them described in the section titled “ Certain Relationships and Related Party Transactions .”
Board Committees
The board of directors has three standing committees: an audit committee, a compensation committee, and
a nominating and governance committee, each of which has the composition and the responsibilities described
below. In addition, from

time to time, special committees may be established under the direction of the board of
directors when necessary to address specific issues. Each of the audit committee, the compensation committee, and
the nominating and governance committee operates under a written charter.
Audit Committee
The audit committee consists of George Hornig, Gregory

R. Blatt and Peter Diamandis. The board of
directors has determined that each member of the audit committee satisfies the independence requirements under the
Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange

Act of 1934, as amended (“Exchange
Act”). Mr. Hornig is the chair of

the audit committee. The board of directors has determined that Mr.

Hornig and
Mr. Blatt are “audit committee financial

experts” within the meaning of SEC regulations. All members of the audit
committee meet the requirements for financial literacy under the applicable

Nasdaq rules and regulations. In arriving
at these determinations, the board of directors has examined each audit committee member’s scope of experience
and the nature of his or her employment.

The purpose of the audit committee is to assist the board of directors’ oversight of (1) the integrity of our
financial statements, (2) our compliance with legal and regulatory requirements,

(3) the independent auditors’
qualifications and independence and (4) the performance of the independent auditors and our internal audit function.
The responsibilities of the audit committee include:
●
appointment, compensation, retention and oversight of the work of our independent auditors and any other
registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to
perform audit, review or attestation service;
●
pre-approval, or the adoption of appropriate procedures to pre-approve,

all audit and non-audit services to
be provided by our independent auditors;
●
consideration of reports or communications submitted to the audit committee by our independent auditors,
including reports and communications related to the overall audit strategy;
●
meeting with management and our independent auditors to discuss the scope of the annual audit, to review
and discuss our financial statements and related disclosures, to discuss any significant matters arising from
any audit and any major issues regarding accounting principles and financial statement presentations;
●
discussing with members of the legal department any significant legal,

compliance or regulatory matters
that may have a material effect on our financial statements, business or compliance policies; and
●
establishing procedures for the receipt, retention and treatment of complaints received by us regarding
accounting, internal accounting controls or auditing matters, and for the confidential, anonymous
submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee
The compensation committee consists of Gregory R. Blatt and Peter

Diamandis. Mr. Blatt is the chair of
the compensation committee. The board of directors has determined that each member of the compensation
committee satisfies the independence requirements under

the listing standards of Nasdaq and is a “non-employee
director” as defined in Rule 16b-3 of the Exchange Act.
The primary purpose of the compensation committee is to discharge the responsibilities of the board of
directors in overseeing our compensation policies, plans and programs and to review and determine the
compensation to be paid to our executive officers, directors and other senior management, as appropriate.
Specific responsibilities of the compensation committee include:
●
establishing and approving, and making recommendations to the board of directors regarding, performance
goals and objectives relevant to the compensation of our Chief Executive Officer,

evaluating the
performance of our Chief Executive Officer in light of those goals and objectives and setting, or
recommending to the full board of directors for approval, the Chief Executive

Officer’s compensation,
including incentive-based and equity-based compensation, based on that evaluation;
●
setting the compensation of our other executive officers,

based in part on recommendations of the Chief
Executive Officer;
●
exercising administrative authority under our equity incentive plans and employee benefit plans, which
authority may be delegated, to the extent permitted by law,

with respect to employees other than executive
officers;
●
establishing policies and making recommendations to the board of directors regarding director
compensation;

and
●
preparing a compensation committee report on executive compensation as may be required from time to
time to be included in our annual proxy statements or annual reports on Form

10-K filed with the SEC.
The compensation committee may consult with the Chief Executive

Officer when making decisions
regarding the compensation of executive officers (other

than the Chief Executive Officer).

To assist it in carrying

out its duties, the compensation committee has the authority to retain compensation consultants, outside counsel and other advisers. Before selecting any such consultant, counsel or advisor, the
compensation committee must review and consider the independence of such consultant, counsel or advisor in
accordance with applicable Nasdaq rules. We

must provide appropriate funding for payment of reasonable
compensation to any advisor retained by the compensation committee.

During 2021 in connection with our IPO, the Company engaged Willis

Towers Watson

(“Willis Towers”)
to provide peer data to be used by management and members of the compensation committee on the design of our
post-IPO compensation program. The compensation committee takes into consideration the data provided by Willis
Towers and the

advice and recommendations of the Chief Executive Officer and other directors, but it retains
absolute discretion as to whether to adopt such recommendations in whole or in part, as it deems appropriate.
Nominating and Governance Committee
The nominating and governance committee consists of Peter Diamandis and Gregory R. Blatt. The chair of
the nominating and governance committee is Mr.

Diamandis. The board of directors has determined that each
member of the nominating and governance committee satisfies the independence requirements under the listing
standards of Nasdaq.
Specific responsibilities of the nominating and governance committee include:
●
identifying and recommending director nominees, consistent with criteria approved by the board of
directors;
●
developing and recommending to the board of directors standards to be applied in making determinations
as to the absence of material relationships between us and a director;

and

●
developing and recommending corporate governance guidelines to the board of directors.
The nominating and governance committee operates under a written charter that satisfies the applicable
listing standards of Nasdaq.
Board and Board Committee Meetings and Attendance
During the fiscal year ended December 31, 2021, the board of directors met six times and the audit
committee met once. The compensation committee and the nominating and governance committee were formed late
in the year and held no meetings during 2021. During the fiscal year ended

December 31, 2021, each incumbent
director attended at least 75% of the aggregate of (i) all meetings of the board of directors and (ii) all meetings of the
committees on which the director served, during the period in which he or she served as a director. Directors are

also
expected to attend our annual meetings of stockholders.

We did not hold an annual

meeting of stockholders in 2021.
Executive Sessions
Executive sessions, which are meetings of the independent, non

-management members of the board of
directors, are regularly scheduled throughout the year.

In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairperson or, in the
event that the Chairperson is not independent, the lead independent director presides at all meetings of independent
directors at which he or she is present.

Director Nominations Process
The nominating and governance committee is responsible for recommending candidates to serve on the
board of directors and its committees. In considering whether to recommend any particular candidate to serve on the
board of directors or its committees or for inclusion in the board of directors’

slate of recommended director
nominees for election at the annual meeting of stockholders, the nominating and governance committee considers
the criteria set forth in our Policy Statement Regarding Director Nominations and Corporate Governance Guidelines.
Specifically, the following

are the minimum qualifications that candidates for the board of directors must possess:

all directors must be at least 21 years of age at the time they commence their term;

all directors must possess a
demonstrated reputation for integrity,

judgment, acumen and high professional and personal ethics; all directors should have relevant experience as determined by the board of directors and/or nominating and governance
committee from time to time, which may include financial literacy and/or significant experience at the policy-
making level in business, government or life science sector; a majority of the board of directors and, unless
otherwise determined by the board of directors,

any newly nominated non-employee candidates for the board of directors must satisfy the requirements established by the our Corporate

Governance Guidelines and, except as
otherwise permitted by applicable phase in rules and exemptions, the rules and regulations of the SEC and the listing
standards of Nasdaq, to be considered an “independent” director; all directors must also satisfy the requirements of
Section 8 of the Clayton Antitrust Act of 1914; and all directors must have the time, ability and willingness to make
a constructive contribution to the board of directors,

as well as a clear commitment to fulfilling their fiduciary duties and serving the interests of all the Company’s

stockholders.

Incumbent directors are expected to regularly attend
meetings (and are expected to attend at least 75 percent of all board and committee meetings to which directors are
required to attend), as well as the annual general meeting of stockholders,

to stay informed about the Company and
its businesses, to participate in the discussions of the board and its committees,

to comply with the applicable
Company policies and to take an interest in the Company’s

businesses and provide advice and counsel to the
Chairperson of the board of directors and the Chief Executive Officer.

As set forth in the Corporate Governance
Guidelines, in evaluating director candidates, the nominating and governance committee assesses the overall
composition of the board of directors in light of the Company’s current and expected structure and business needs,
in order to assure that the board of directors has the appropriate combination and variety of experience, knowledge,
skills, backgrounds, viewpoints and tenure as directors, as well as other qualifications,

to carry out effectively the
responsibilities of the board of directors.

In light of those assessments, the nominating and governance committee may seek candidates with certain skills, professional experience, background and other qualities. New candidates for
the board of directors should have experience at a public company or other firm, in government or a non-profit
institution or be considered an authority on matters germane to the Company.

The Committee also believes it would
be desirable for new candidates to contribute to the variety of viewpoints on the board of directors, which may be
enhanced by a mix of, among other things, different professional,

personal, gender and racial backgrounds and

experiences. The nominating and governance committee strives to meet and exceed any legal requirements
regarding board, executive and employee diversity.

In addition to satisfying the independence requirements that apply to directors generally,

the nominating and governance committee believes that it would be desirable for new
candidates for the board of directors to satisfy the requirements for serving on the committees of the board of
directors,

as set forth in the charters for those committees and applicable regulations. The nominating

and
governance committee believes it may also be useful for candidates for the board of directors to have experience as a
director of a widely-held public company.
The board of directors is committed to fostering a culture of integrity,

inclusion, dignity and mutual respect
and believes that it is important for directors to represent diverse viewpoints and professional backgrounds and
experiences and, further, that the personal

backgrounds and qualifications of the directors, considered

as a group,
should provide a composite mix of experience, knowledge and abilities. It is the policy of the board of directors that
when searching for director nominees, the nominating and governance committee shall include qualified candidates
reflecting diversity of gender, race and/or ethnicity

in the pool from which nominees are considered.

In identifying prospective director candidates, the nominating and governance committee may seek
referrals from other members of the board of directors, management,

stockholders and other sources, including third
party recommendations. The nominating and governance committee uses the same criteria for evaluating candidates
regardless of the source of the referral or recommendation. When considering director candidates, the nominating
and governance committee seeks individuals with backgrounds and qualities that,

when combined with those of our
incumbent directors, provide a blend of skills and experience to further enhance the board of directors’
effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and governance
committee also may assess the contributions of those directors recommended for re-election in the context of the
board of directors evaluation process and other perceived needs of the board of directors.
All director nominees to be elected at the Annual Meeting, were each initially recommended for reelection
to the board of directors by other members of the board of directors and members of management.

In determining to nominate each director nominee at this Annual Meeting, the nominating and governance
committee and Board evaluated each director nominee in accordance with our standard review process for director
candidates in connection with a director’s initial appointment and his or her nomination for election or re-election,
as applicable, at the Annual Meeting. Each member of the nominating and governance committee recused himself
from discussion and voting with respect to his nomination.

When considering whether the director nominees have the experience,

qualifications, attributes and skills,
taken as a whole, to enable the board of directors to satisfy its oversight responsibilities effectively in light of our
business and structure, the board of directors focused primarily on the information discussed in each of the director
nominee’s biographical information

set forth above. We believe

that our directors provide an appropriate mix of
experience and skills relevant to the size and nature of our business. This process resulted in the board of directors’
nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the
Annual Meeting.
The nominating and governance committee will consider director candidates recommended by
stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any
recommendation submitted to the Company should be in writing and should include any supporting material the
stockholder considers appropriate in support of that recommendation,

but must include information that would be
required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such
candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise
comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders
wishing to propose a candidate for consideration may do so by following the requirements described under the
caption “
Stockholder Proposals and Director

Nominations
” elsewhere in this Proxy Statement.
Board Diversity
The board of directors believes that a diverse board is better able to effectively oversee our management
and strategy, and position

us to deliver long-term value for our stockholders. The board of directors considers
diversity, including

gender and ethnic diversity, as adding

to the overall mix of perspectives of the board of directors as a whole. With the assistance of the nominating

and governance committee, the board of directors regularly
reviews trends in board composition, including on director diversity.

The table below reports self-identified gender and demographic statistics for the board of directors, as
constituted prior to the Annual Meeting, in the format adopted by

Nasdaq.
Board Diversity Matrix (as of May 2, 2022)

Female Male
Total Number of

Directors
7

Part I: Gender Identity

Directors 1 6
Part II: Demographic Background

Asian 1
1

White - 5
Board Role in Risk Oversight
The board of directors has overall responsibility for risk oversight, including, as part of regular board and
committee meetings, general oversight of executives’ management of risks relevant to the Company.

A fundamental
part of risk oversight is not only understanding the material risks a company faces and the steps management is
taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The
involvement of the board of directors in reviewing our business strategy is an integral aspect of the board of
directors’ assessment of management’s

tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the

full board of directors has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and governance
committee. Each of the committees regularly reports to the board of directors.

For example, during the fiscal year ended December 31, 2021, the board of directors devoted significant
time and attention to risks related to our IPO, operational risks, and risks related to our balance sheet and liquidity.

The audit committee assists the board of directors in fulfilling its risk oversight responsibilities by
periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial
statements, the surveillance of administrative and financial controls,

our compliance with legal and regulatory
requirements and our enterprise risk management program (including,

without limitation, cybersecurity and data
protection). Through its regular meetings with management, including the finance, legal, internal audit, tax,
compliance, and information technology functions, the audit committee reviews and discusses significant areas of
our business and summarizes for the board of directors areas of risk and the appropriate mitigating factors. The
compensation committee assists the board of directors by overseeing and evaluating risks related to the Company’s
compensation structure and compensation programs, including the formulation, administration and regulatory
compliance with respect to compensation matters, and coordinating, along with the board of directors’ Chairperson,
succession planning discussions. The nominating and governance committee assists the board of directors by
overseeing and evaluating programs and risks associated with board organization, membership and structure, and
corporate governance. In addition, the board of directors receives periodic detailed operating performance reviews
from management.

Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee,

compensation committee and
nominating and governance committee and other corporate governance information are available under the

Corporate Governance section of the Investors page of our website located at
www.Vaxxinity.com , or by writing to
our General Counsel and Secretary at our offices at 1717 Main Street,

Suite 3388,

Dallas, Texas 75201.
Code of Business Conduct and Ethics
We have adopted

a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal

executive officer, principal financial officer

or controller,
or persons performing similar functions. Our Code of Conduct is available under the Corporate Governance section
of the Investors page of our website at www.Vaxxinity.com . In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any
provisions of our Code of Conduct.
Anti-Hedging Policy
The board of directors has adopted an Insider Trading

Policy, which applies to all of our directors,

officers,
employees,

consultants, contractors and agents and others acting on behalf of the Company as well as all family members of such persons and any entity over which such person or such other family members exercise or share
investment control.

The policy prohibits all such persons from engaging in short-term or speculative transactions
involving the Company’s securities whether

or not in possession of material non-public information. Prohibited transactions including short-selling, the purchase or sale of options of any kind

(e.g., puts, calls or other derivative
securities), pledging Company securities on margin or

incurring indebtedness secured by a margin or similar
account in which Company securities are held. This applies to all such transactions involving our equity securities,
whether such securities were granted as compensation or are otherwise held,

directly or indirectly.
Communications with the Board of Directors
Any stockholder or any other interested party who desires to communicate with the board of directors, our
non-management directors or any specified individual director,

may do so by directing such correspondence to the
attention of the General Counsel and Secretary,

Vaxxinity

,

Inc., 1717 Main Street, Suite 3388, Dallas, Texas

75201.
The General Counsel and Secretary will forward the communication to the appropriate director or directors as
appropriate.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain information regarding our executive officers as of
May 2, 2022.
Executive Officer Age Position
Mei Mei Hu 39
Co-Founder, President, Chief Executive

Officer and Director
Louis Reese 40 Executive Chairman
Farshad Guirakhoo 68 Chief Scientific Officer
Ulo Palm 65 Chief Medical Officer
René Paula Molina 44 General Counsel and Secretary
Jason Pesile 48
Senior Vice President, Finance and

Accounting
See the section above titled “Nominees for Director – Information about

Director Nominees” for the biographies
of Mei Mei Hu and Louis Reese.
Farshad Guirakhoo, Ph.D.

is our Chief Scientific Officer.

Dr. Guirakhoo has served in

this role for the
Company since June 2020. From October 2016 to August 2020, Dr.

Guirakhoo served as Chief Scientific Officer of
GeoVax,

Inc., and he previously served as Senior Vice

President for GeoVax,

Inc. since 2015. From December 2017
to June 2020, Dr. Guirakhoo was also the co-founder

and Chief Executive Officer of Responsive Bioservices, a
CRO that provided laboratory testing in the fields of virology and immunology.

In 2014, Dr. Guirakhoo was named
as No. 22 in the list of The Most Influential People in Vaccines.

Dr. Guirakhoo is the co-inventor of

the
ChimeriVaxTM

-technology platform, the world’s

first recombinant viral vector platform that was approved for any human vaccine. Dr. Guirakhoo

has broad experience in the application of genetics, gene expression technologies

and
molecular virology for the constructions and productions of recombinant proteins,

human antibodies and attenuated
viral vectored vaccines for prevention and treatment of infectious diseases and cancers.

Dr. Guirakhoo is the author
of over 100 peer-reviewed publications, including book

chapters, and holds more than 40 issued patents.
Dr. Guirakhoo received his

Ph.D. in Virology from the University of

Vienna, Austria, holds an M.Sc. in

Genetics
and a B.Sc. in Biology from the University of Tehran.

He has been awarded the National Research Council Post-
Doctorate Award

and studied at the CDC, Division of Vector

-Borne Infectious Diseases.
Ulo Palm

is our Chief Medical Officer.

Dr. Palm has served in this role for the Company

since September
2021. Before joining the Company,

Dr. Palm was the co-founder and Chief Medical

Officer of Ordaōs Bio, an AI
drug design company with the mission of using digital sciences, machine learning and AI to increase the speed and
efficacy of drug R&D from August 2020 until August 2021, and he now serves on their board of directors. Prior to
Ordaōs, Dr. Palm was a Senior Vice

President at Allergan from March 2015 to May 2020, where

he led Digital
Sciences and Global Drug Development Operations, and he also served in as a Vice President and Senior Vice
President at Forest Labs, a predecessor company of Allergan, beginning in 2008. Prior to joining Forest Labs, Dr.
Palm served as Global Head, Laboratory & Preclinical Quality Assurance and

Global Head of Clinical Operations
Oncology at Novartis and in various drug development roles at Schering-Plough and Bayer. He also served as the
Chair of the oversight committee and as Corporate Secretary on the board of directors of TransCelerate BioPharma
Inc. from December 2016 to May 2020. Dr.

Palm earned his M.D. and Ph.D. from the Free University of Berlin and a M.B.A. from the AKAD University of Applied Sciences in Rendsburg,

Germany.
René Paula Molina

is our General Counsel and Secretary.

Mr. Paula has served in these roles

for the
Company since January 2021. Mr.

Paula previously served as a consultant for the Company from November 2020 to
January 2021. Prior to joining the Company,

Mr. Paula was the Chief Operating

Officer at Bionic Solution Inc. from
June 2018 to January 2021, where he managed the finance and legal functions.

Prior to joining Bionic, Mr. Paula

served in roles of increasing responsibility for ABInBev and Zx Ventures

(the captive private equity and venture
capital arm of ABInBev) from July 2015 to April 2018. His career in corporate and legal affairs prior to joining
ABInBev includes having worked at the law firm of Cravath, Swaine & Moore LLP,

HSBC investment bank and
Audible (Amazon’s audiobook

division). Earlier in his career, Mr.

Paula worked with Deloitte & Touche

and
obtained his certified public accounting license. Mr.

Paula is a graduate of New York

University Stern School of
Business, where he earned a B.S. degree in Finance and Accounting, and Columbia

Law School, where he earned a
J.D.
Jason Pesile

is our Senior Vice President, Finance

and Accounting. Mr. Pesile has served in

this role since
January 2022. Mr. Pesile is a finance

executive with twenty years of experience in the biopharmaceutical space

and
most recently served as Vice President

Finance, Corporate Controller at Beyond Spring Pharmaceuticals,

a
pharmaceutical research company,

from September 2020 to December 2021. Prior to that, Mr.

Pesile was the
Executive Director, Finance, at Progenics

Pharmaceuticals, Inc., a pharmaceutical research company,

from
November 2016 to July 2020. He has worked at multiple biopharma companies in the past ten years, where he led
various aspects of financial operations, including accounting, financial reporting, audit and financial planning.
Earlier in his career, Mr.

Pesile worked in management consulting, and as a global project manager at Schering-
Plough and Merck focused on post-merger integration.

Jason graduated from the Wharton School of the University
of Pennsylvania with a B.S. degree in Finance and holds an MBA from Columbia

Business School. He is a Certified
Public Accountant in the State of New Jersey

EXECUTIVE COMPENSATION
Overview
This section discusses the material components of our 2021 compensation program for our principal executive
officer and next two most highly compensated executive officers who are named in the Summary Compensation
Table below.

These “named executive officers” for 2021 are:
●
Mei Mei Hu, Co-Founder, President, Chief Executive

Officer and Director;
● Louis Reese, Co-Founder and Executive Chairman; and
● Dr. Ulo Palm, Chief Medical Officer.
Summary Compensation Table
The following

table presents

the compensation

awarded to

our

named executive

officers

during

the fiscal
years ended December 31, 2021 and 2020.
Name and

Principal Position Year
Salary
($)
(1)
Bonus
($)
(2)
Option
Awards
($)
(3)
Non-Equity
Incentive Plan
Compensation
($)
All Other
Compensation
($)
(4)
Total
($)
Mei Mei Hu
2021 400,000 — 13,067,121 — 28,027 13,495,148
Chief Executive Officer
2020 334,507 — — — 13,190 347,697
Louis Reese
2021 400,000 — 11,889,626 — 28,027 12,317,653
Executive Chairman
2020 334,500 — — — 13,190 347,690
Ulo Palm
2021 162,115 64,846 2,276,442 — — 2,503,403
Chief Medical Officer
(1)
For

Ms. Hu

and

Mr. Reese,

includes

$82,424

and

$82,417,

respectively,

of

salary that

was paid

by

UBI in

2020

and

determined

to

be
compensation for services provided

to UNS, and therefore

these amounts were allocated

to UNS. Dr. Palm’s salary reflects only

a partial year
of employment.
(2)
Ms. Hu and

Mr. Reese

did not receive

a bonus with

respect to services

performed for the

fiscal years ended

December 31, 2021 and 2020
because prior to the board of directors or compensation committee determining any bonuses for the applicable fiscal year, they informed the compensation committee they would decline any bonus the committee might otherwise choose to award. Mr. Palm’s discretionary bonus for
services performed in 2021 was paid in 2022.

(3)
The amounts reported here represent the grant

date fair value of stock options,

calculated in accordance with Accounting Standards Update
718, “Compensation—Stock

Compensation (Topic

718).” For

additional information,

see

Notes

2 and

13 to

our

combined consolidated
financial statements included in

the Annual Report. The

assumptions used in calculating

the grant date fair

value of the stock

options reported
in this table

are set forth

in the section

of the Annual

Report titled “
Management’s Discussion and Analysis

of Financial Condition

and Results
of Operations—Critical Accounting Policies and Estimates—Stock-Based

Compensation
.”
(4)
For Ms. Hu and Mr. Reese, the amounts shown represent the

aggregate incremental cost of personal

use of our corporate airplane. Aggregate
incremental cost was determined by taking the aggregate

costs to the Company of owning and

operating the corporate airplane in 2021 and
multiplying it by a fraction which represents the

portion of the usage of the airplane

in 2021 that was determined to be

personal use by Ms.
Hu or Mr. Reese, as applicable.

Narrative Disclosure to Summary Compensation Table
The following describes the material elements of our compensation program for the fiscal year ended
December 31, 2021 as applicable to our NEOs and reflected in the Summary

Compensation Table

above. We
continue to evaluate our executive compensation program with the goal of aligning executive compensation with

shareholder interests. As a result of this evaluation, we expect to make changes to further enhance our compensation
practices,

and future changes may differ in several respects from

our historical program

as described herein.

Base Salary
We use base salaries to recognize

the experience, skills, knowledge and responsibilities required for all our
employees, including our NEOs. Base salaries are determined based on the individual’s responsibilities,
performance, experience and what we determine is appropriate and necessary to retain key talent, taking into
consideration the other forms of compensation we provide.
During 2021, each of Ms. Hu and Mr.

Reese received $400,000 in base salary payments. In the case of Dr.
Palm, his base salary is set forth in his offer letter,

described in more detail below,

and is $450,000 on an annualized
basis.
Bonuses
None of our NEOs is contractually entitled to an annual bonus or other annual incentive compensation. Dr.
Palm received a discretionary bonus of $64,846 for 2021. Ms. Hu and Mr.

Reese did not receive any bonus
payments with respect to 2021 because, prior to the board of directors or compensation committee determining any
bonuses for 2021, they informed the compensation committee they would decline any bonus the committee might
otherwise choose to award.

Employee Benefits and Perquisites
Our NEOs are eligible to participate in our health and welfare plans on the same terms and conditions as
provided to our full-time employees generally.

Additionally, in 2020 and 2021,

the Company allowed our CEO and
Executive Chairman to have limited use of the corporate plane for personal travel, the costs of which were
considered as part of their overall compensation package from the Company and are disclosed in the Summary
Compensation Table

above.

Retirement Benefits
We maintain a 401(k)

plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. We

may elect to make matching or other contributions into participants’ individual accounts. We

did not make any such contributions in 2021. We

do not provide deferred compensation, defined
benefit pension or nonqualified defined contribution benefits for our

NEOs.
Employment Agreements
We currently

do not have a formal employment agreement or offer letter

with Ms. Hu or Mr. Reese.
We provided

Dr. Palm with an offer letter

in connection with the commencement of his employment,
which provides for at-will employment and sets forth his annual base salary or $450,000, eligibility for an annual
cash bonus targeted at 40% of his base salary and a grant of stock options with an aggregate date value of $2
million. For more information on such grant, see the table below under

“
Outstanding Equity Awards

as of December
31, 2021
” and its accompanying footnote disclosure. The offer letter also provides that

Dr. Palm will be eligible to
participate in our medical, dental and vision plans, but if he declined coverage,

we would pay him an additional
$100 per month.
Long-Term

Incentive Awards
From time to time, we have granted stock options to our NEOs to purchase shares of our Class A common stock, each with an exercise price no less than the fair market value of a share of Class A common stock on the date
of grant.

For more information on the stock options granted to our NEOs, see the table below under “
Outstanding
Equity Awards

as of December 31, 2021
” and its accompanying footnote disclosure.
In the event an NEO terminates employment for any reason, all unvested stock options are forfeited. In the
event the termination is for “cause,” both vested and unvested stock options are forfeited.
Outstanding Equity Awards as of December 31, 2021

The

following

table presents

the

outstanding

equity

incentive

plan

awards

held

by each

named

executive
officer as of December 31, 2021.
Option Awards
(1)
Name Grant Date
Number of
Securities
Underlying
Unexercised
Options
Exercisable
(#)
Number of
Securities
Underlying
Unexercised
Options
Unexercisable
(#)
Option
Exercise
Price Per
Share
($)
Option
Expiration
Date
Mei Mei Hu 03/28/2018
(1)
1,590,547 — 0.28 03/28/2028
01/26/2021
(2)
2,393,468 598,367 10.07 08/03/2031
01/26/2021
(3)
— 378,785 10.07 08/03/2031
Louis Reese 03/28/2018
(1)
2,346,709 — 0.28 03/28/2028
01/26/2021
(2)
2,393,468 598,367 10.07 08/03/2031
Ulo Palm 11/11/2021
(1)
— 233,100 13.00 11/11/2031
(1)
These time-based options to purchase shares of our Class A

common stock are subject to a four-year time-vesting period, with 25% vesting one year after the

vesting commencement date and the

remainder vesting in equal installments each

month during remainder of the

vesting
period. The vesting commencement date is January 1, 2018

for the options granted to Ms. Hu and Mr. Reese and November 11, 2021 for the
options granted to Dr. Palm.
(2)
These performance-vesting options to purchase shares of our Class B common stock are subject to performance-based conditions with 80%
vesting upon the closing of our IPO and the remaining

20% vesting if the Class A common stock maintains a

25% higher value than the IPO
offering price

for 20

days out

of any

consecutive 30-day period.

These options were

originally issued by

a predecessor

entity prior to

the
Reorganization and converted to

options to purchase our

Class A common stock

following the Reorganization. In

August 2021, the Company
canceled the options to purchase shares of Class A common stock in exchange for an equal number of options to purchase shares of Class B common stock. The options expire

on the earlier of one

year following vesting and August

3, 2031. See “
Exchange of Options ” below and
Note 13 " Equity Incentive Plans " of the consolidated financial statements in the Annual Report for additional information. Class B common stock is convertible to Class A common stock on a one-for-one basis and has no expiration date.
(3)
These time-vesting options to purchase shares of

our Class B common stock are subject to a four-year

time-vesting period, with 25% vesting
one year after the

grant date and the

remainder vesting in

equal installments each

month during remainder

of the vesting

period. These options
were originally issued by

a predecessor entity prior to

the Reorganization and converted

to options to purchase our

Class A common stock
following the Reorganization. In August 2021, the Company canceled the options to purchase shares of Class A common stock in exchange for an equal number of options to purchase shares of Class B common stock. The options expire on the earlier of one year following vesting and August 3, 2031. See “ Exchange of Options ” below and Note 13 " Equity Incentive Plans " of the consolidated financial statements in the
Annual Report for additional information. Class B common stock is convertible to

Class A common stock on a one-for-one basis and has no
expiration date.
Director Compensation
Our

board

of

directors

has

approved

a

policy

providing

for

annual

non-employee

director

compensation.
Under this policy,

each non-employee

director is eligible

to receive

cash and equity

compensation for

their services
on our Board

of Directors. Mei Mei

Hu, our President

and Chief Executive

Officer,

and Louis Reese, our

Executive
Chairman, are also members

of the board

of directors, but they

did not receive any

additional compensation for service
as a director. The compensation earned by or paid to Ms. Hu and Mr. Reese as named executive officer

s

of Vaxxinity

for the fiscal year

ended December 31, 2021

is set forth in

this item above under

“
Executive Compensation—Summary
Compensation Table .”
Each non-employee director is entitled to receive an annual retainer of $40,000, payable quarterly in arrears.
Any independent

director who

joins or

vacates the

board of

directors mid-year

will receive

a prorated

annual cash
retainer

during

the

director’s

year

of

service.

In

addition,

the

lead

independent

director

of

the

board

of

directors,
committee chairs

and committee

members are

entitled to

receive the

following additional

annual retainers,

payable
quarterly in arrears:
● $25,000 for the lead independent director;
● $20,000 for the chair of the audit committee;
● $15,000 for the chair of the compensation committee;
● $10,000 for the chair of the nominating and governance committee;
● $10,000 for each other member of the audit committee;
● $7,500 for each other member of the compensation committee; and
● $5,000 for each other member of the nominating and governance committee.
Each

director

serving

on

the

board

of

directors

in

2021

voluntarily

agreed

to

waive

their

rights

to

cash
retainers for their service in 2021.

Each person who is first elected or appointed to the board

of directors receives an automatic initial award of
a number of stock

options to purchase shares

of our Class A

common stock determined

by dividing $405,000 by

the
grant date fair

value of our

Class A common

stock. Such initial

award will commence

vesting on the

grant date and
vest in equal

annual installments

over three

years or upon

a “change

of control”

(as defined in

the New 2021

Plan),
whichever is earlier, in each case, subject to such non-employee director’s continued service in such capacity through such applicable vesting date. Additionally,

each non-employee director continuing in service after each of our annual stockholder

meetings

will

automatically

be

granted

a

number

of

stock

options

to

purchase

shares

of

our

Class

A
common

stock

determined

by dividing

$270,000

by the

grant date

fair value

of our

Class A

common

stock. Such
annual grants will vest on the earliest of (1)

the one-year anniversary of the grant date, (2) the following year’s annual stockholder

meeting,

and (3)

a change

of control,

in each

case, subject

to such

non-employee

director’s

continued
service in such capacity through the vesting date.
We

intend to

periodically evaluate

the terms of

compensation of

our non-employee

directors as part

of our
regular review of our overall compensation strategy.
Stock options granted

to our non-employee

directors under the

program have an

exercise price equal

to the
fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant.
2021 Director Compensation
The following table sets forth the compensation earned by our non-employee directors for their service on
the board of directors during 2021:
Name
(1)
Fees
Earned
or Paid in
Cash
$
(2)
Stock
Awards
($)
(3)
All Other
Compensation
($)
Total
($)
Gregory

R. Blatt
— 3,305,679 — 3,305,679
James Chui
— 3,248,877 — 3,248,877
Peter Diamandis
— 336,088 — 336,088
(1)
Excludes Mr. Hornig and Mr. Powchik who did not serve as directors in 2021.

(2) Mr. Blatt, Mr. Chui and Mr. Diamandis voluntarily agreed to waive their rights to cash retainers for their board services in 2021.
(3)
The amounts reported reflect the grant date fair value of stock options computed in accordance with ASC

718, rather than the amounts paid
to or realized by the named individual. We provide information regarding the assumptions used to calculate the

value of the option awards in
Note 13 to

our consolidated financial

statements in the

Annual Report.
These awards were

originally granted as

stock options to

purchase
common shares of UNS or COVAXX for service as a

director of UNS or COVAXX. Each outstanding option of

both UNS and COVAXX to

purchase common shares of UNS or COVAXX

was terminated and substituted with an option to purchase shares of Class

A common stock
of Vaxxinity in

connection with the Reorganization. See Note 1 to our consolidated financial statements in the Annual Report for additional information.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our Class A common
stock and Class B common

stock as of April 22, 2022 for:
●
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common
stock outstanding;
● each of our directors;
● each of our named executive officers for 2021; and
● all directors and executive officers as a group.
Except as noted by footnote, and subject to community property laws where applicable,

based on the
information provided to us, we believe that the persons and entities named in the table below have sole voting and
investment power with respect to all shares shown as beneficially owned by them.
The beneficial ownership
percentages set forth in the table below are based on 111,9

68,921 shares of Class A common stock and 13,874,132
shares of Class B common stock outstanding as of April 22, 2022. Unless otherwise indicated by footnote below,

the
address for each beneficial owner listed is c/o Vaxxinity

,

Inc., 1717 Main Street, Suite 3388, Dallas, Texas

75201.
Name of Beneficial Owners
Shares Beneficially Owned
(1)
Percentage
of Total
Voting
Power
Class A Class B
No. % No. %
Directors and Executive Officers:
Mei Mei Hu
(2)
57,739,847 49.00% 14,387,671 87.76% 69.73%
Louis Reese
(3)
2,635,864 2.31% 6,348,980 39.03% 15.89%
Ulo Palm
(4)
450 * — — *
Gregory R. Blatt
(5)
1,101,106 * — — *
James Chui
(6)
5,327,727 4.74% — — *
Peter Diamandis
(7)
1,153,026 1.02% 1,099,915 7.93% 4.56%
George Hornig — — — — *
Peter Powchik 225,858 * — — *
All directors and executive officers as a group (8 persons)
(8)
65,548,262 54.99% 15,487,586 82.44% 65.44%
Five Percent Holders:
United Biomedical, Inc.
(9)
57,725,931 50.68% — — 22.26%
Entities affiliated with Primer Movers Lab Fund I LP
(10)
18,027,314 16.10% — — 7.19%
*

Represents beneficial ownership or voting power, as applicable, of less than one percent of our outstanding shares of common stock.
**

Represents the voting

power with respect

to all shares

of our Class A

common stock and

Class B common stock,

voting as a single

class.
Each share of Class A common stock will be entitled to one vote per share and each share of Class B common stock will be entitled to ten votes per share. Holders of our Class A common stock

and Class B common stock will vote together

as a single class on all matters
presented to our stockholders for their vote or approval,

except as otherwise required by applicable law or our Charter.

(1)
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has

beneficial ownership
of

a

security if

he,

she or

it

possesses sole

or

shared voting

or

investment power

over that

security.

Under those

rules, beneficial
ownership includes

securities that the

individual or

entity has

the right

to acquire,

such as

through the

exercise of

warrants or

stock
options, within 60 days. Shares

subject to warrants or

options that are currently

exercisable or exercisable within

60 days are considered
outstanding

and

beneficially owned

by

the

person

holding

such

warrants or

options

for

the

purpose

of

computing

the

percentage
ownership of that person but are not treated as

outstanding for the purpose of computing the percentage

ownership of any other person.

(2)
Consists of

(i) 5,518,961 shares

of Class

B

common stock

held by

Ms. Hu,

(ii) 271,655 shares

of

Class A

common stock

held by
Blackfoot Healthcare Ventures LLC (“Blackfoot”),

(iii) 1,590,547 shares

of Class A

common stock

subject to options

exercisable within
60 days of

April 22, 2022, (iv)

2,519,730 shares of Class

B common stock subject

to options exercisable within

60 days of

April 22,
2022 and, without duplication, (v) the shares of common stock subject to the Voting

Agreement that are disclosed under footnotes (3),
and (9), pursuant

to which Ms.

Hu holds irrevocable proxies.

Ms. Hu and

Mr. Reese

are the sole

shareholders of Blackfoot and

may
therefore be deemed to beneficially own the securities held by Blackfoot.

We do not believe that the parties to these voting agreements constitute a

“group” under

Section 13

of the

Exchange Act,

as Ms.

Hu exercises

voting control

over these

shares. All

of the

shares
identified in this footnote will

be subject to the Voting Agreement, which is further

described under “
Certain Transactions with Related
Persons—Voting

Agreement.
”

Except

as

set

forth

in

this

footnote, Ms.

Hu

has

no

voting

or

investment

power

over

the

securities
beneficially owned by the other parties to the Voting Agreement and disclaims beneficial ownership of such securities.
(3) Consists of (i) 17,500 shares of Class A common stock held by Mr. Reese, (ii) 3,955,512 shares of Class B common stock held by Mr.
Reese, (iii) 271,655

shares of

Class A

common stock

held by

Blackfoot,

(iv) 2,346,709 shares

of Class

A common

stock subject

to
options exercisable within 60 days of April 22, 2022 and (v) 2,393,468 shares of Class B common stock subject to options exercisable within 60

days

of

April 22,

2022. Ms.

Hu

and Mr.

Reese are

the

sole shareholders

of

Blackfoot and

may therefore

be deemed

to
beneficially own the securities held by Blackfoot. All of the shares identified in this footnote will be subject to the Voting

Agreement,
which is further described under “ Certain Transactions with Related Persons—Voting Agreement .” Except as set forth in this footnote,
Mr. Reese has no voting or

investment power over the securities beneficially owned by the other parties to the Voting

Agreement and
disclaims beneficial ownership of such securities.
(4) Consists of 450 shares held by Dr. Palm’s spouse.
(5)
Consists of (i) 913,660

shares of Class A

common stock and (ii)

187,446 shares of Class A

common stock subject

to options exercisable
within 60 days of April 22, 2022.
(6)
Consists of (i) 14,000 shares

of Class A common stock held

by Mr. Chui,

(ii) 460,127 shares of Class A

common stock held by High
Express Holdings Limited,

(ii) 4,388,920 shares of

Class A common

stock held by

Jolly Admire Limited, and

(iii) 464,680 shares of
Class A common stock

subject to options exercisable within

60 days of

April 22, 2022. Mr.

Chui is President and

CEO of both High
Express Holdings Limited and Jolly Admire

Limited, and as such, he has

voting and investment power over the

securities held by those
two companies.

(7)
Consists of (i) 430,852 shares of Class

A common stock held by Mr.

Diamandis,

(ii) 13,824 shares of Class A common

stock held by
the spouse of Mr. Diamandis, (iii) 1,099,915

shares of Class B common

stock and (iv) 708,598 shares

of Class A common stock

subject
to options exercisable within 60 days of April 22, 2022.
(8)
Consists of (i) 58,322,262 shares of Class A common stock, (ii) 10,574,388 shares of Class B common stock, (iii) 5,297,980 shares of
Class A common stock subject

to options exercisable within 60 days

of April 22, 2022 and

(iv) 4,913,198 shares of Class

B common
stock subject to options exercisable within 60 days of April

22, 2022.
(9)
Consists of (i) 51,585,416 shares of Class A common stock held by UBI,

(ii) 1,928,020 shares of Class A common stock issuable upon
the exercise of the UBI Warrant

and (iii) 4,212,495 shares of Class A common stock held by

United Biomedical Inc., Asia (“UBIA”).
UBI is a majority shareholder

in UBIA and may be

deemed to share voting

and investment power over

the securities held by UBIA.

Ms.
Hu, Mr. Reese

and Ms. Hu’s

father Nean Hu, together as a

group, control more than 50% of

the equity interests of UBI, and

together
hold voting and

investment control of all

shares held by

UBI. Under the

so-called “rule of

three,” if voting

and dispositive decisions
regarding an entity’s

securities are made by

three or more

individuals, and a voting

or dispositive decision requires

the approval of a
majority of

those individuals,

then none

of the

individuals is

deemed a

beneficial owner

of the

entity’s

securities. Each

of Ms. Hu,
Mr. Reese and Mr. Hu expressly disclaim

beneficial ownership of

such shares, except

to the extent

of their respective

pecuniary interest.
All of the

shares identified in clauses

(i) and (ii)

of this footnote

will be subject

to the Voting

Agreement, which is further

described
under “
Certain Transactions

with Related

Persons—Voting

Agreement
.” Except

as set

forth in

this footnote,

UBI has

no voting

or
investment power

over the

securities beneficially

owned by the

other parties

to the

Voting Agreement and disclaims

beneficial ownership
of such securities. The mailing address of UBI is 25 Davids

Drive, Hauppauge, NY 11788.
(10)
Consists of (i) 9,738,192 shares

of Class A common

stock held by Prime

Movers Lab Fund I

LP (“PML”), (ii) 3,615,038 shares

of Class
A common stock

held by Prime

Movers Growth Fund

I LP (“PMG”),

(iii) 2,294,473 shares

of Class A

common stock

held by COVAXX
PML SPV 1

LP (“PML SPV 1”),

(iv) 861,857 shares of Class

A common stock held

by COVAXX

PML SPV 2 LP

(“PMV SPV 2”)
and (v) 1,517,754 shares of Class A common stock held by COVAXX

PML SPV 3 LP (“PML SPV 3”). Prime Movers Lab GP I LLC
(“PML GP I”) is the general partner

of PML and PML SPV 1.

Prime Movers Lab GP II LLC (“PML GP

II”) is the general partner of
PML SPV 2 and PML

SPV 3. Prime Movers Growth

GP I LLC (“PMG GP”)

is the general partner

of PMG. Dakin Sloss is

the manager
of PML GP I, PML GP II and PMG GP, and may be deemed to beneficially own the securities held by PML, PMG,

PML SPV 1, PML
SPV 2 and PML SPV 3.

The mailing address of PML, PMG, PML

SPV 1, PML SPV 2 and

PML SPV 3 is P.O.

Box 12829, Jackson,
WY 83002.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes certain information, as of December 31, 2021 , relating to our equity compensation plans, which were approved by the Company’s

stockholders. See “
Equity Plans ” above and Note 13
" Equity Incentive Plans "
of the consolidated financial statements in the Annual Report for a summary of our equity
compensation plans.
Equity Compensation Plan Information
Plan Category
Number of securities
to be issued upon
exercise of
outstanding options,
warrants and rights
(a)
Weighted-average
exercise price of
outstanding options,
warrants and rights
(b)
Number of securities
remaining available for
future issuance under
equity compensation plans
(excluding securities
reflected in column (a))
(c)
Equity compensation
plans approved by security
holders
21,387,909
(1)
$
5.25 9,509,538
(2)
Total
21,387,909
$
5.25 9,509,538
(1) Consists of outstanding options for 15,025,454 shares of Class A common stock and outstanding options for 6,362,455 shares of Class
B stock, of which 8,652,630 Class A and 4,786,936 Class

B options were exercisable, respectively.
(2)
Consists of 7,209,538

shares reserved

and remaining available

for future awards

under the New

2021 Plan and

2,300,000 shares reserved
and remaining

available for

issuance under

the ESPP.

The reserve

for the

New 2021

Plan will

automatically increase

each year

on
January 1st, beginning on January 1, 2023 and ending (and including) January 1, 2030, by an amount equal to four

percent (4%) of the
fully-diluted common stock on December

31 of the preceding year. For further details, see the

discussion of the New 2021 Plan and

the
ESPP above under “ Equity Plans .”
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers,

directors and persons who
own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and
Exchange Commission. Based solely on our review of the copies of such forms received by us, we believe that
during the fiscal year ended December 31, 2021, all filing requirements were timely satisfied, except a late Form 4
was filed for James Chui on January 6, 2022 to report a purchase of shares of

Class A common stock on
December 31, 2021.
CERTAIN

TRANSACTIONS WITH RELATED

PERSONS
Other than compensation arrangements for our executive officers and directors which are described
elsewhere in this Proxy Statement, below we describe transactions since January

1, 2020 to which we were or will
be a participant and in which:
● the amounts involved exceeded or will exceed $120,000; and
●
any of our directors, executive officers or holders of more than 5%

of our outstanding voting securities, or
any member of the immediate family of, or person sharing the household with, the foregoing persons, had
or will have a direct or indirect material interest.
Policies and Procedures on Transactions with Related Persons
The board of directors has adopted

a related person transaction policy in writing

setting forth the policies and
procedures for the

identification, review, and approval or

ratification of related

person transactions. This

policy covers,
with certain

exceptions set

forth in

the policy

consistent with

Item 404

of Regulation

S-K under

the Securities

Act,
any transaction, arrangement

or relationship, or

any series

of similar transactions,

arrangements or relationships,

where
the amount involved will or may be expected to exceed $100,000 and in which we were or are to be a participant and

a related person had or will

have a direct or indirect interest,

including purchases of goods or

services by or from the
related

person

or

entities

in

which

the

related

person

has

a

material

interest,

indebtedness

and

guarantees

of
indebtedness. In

reviewing and approving

any such transactions,

the audit committee

will consider all

relevant facts
and circumstances as appropriate, including, but not limited to, the business reasons for the Company to enter into the
transaction and the risks, costs and the availability of other sources of comparable services or products.
Our Relationship with UBI
Our Vaxxine

Platform utilizes a peptide vaccine technology first developed by UBI for animal use and subsequently refined over the last two decades. UBI initiated the development of this technology for human use; the
business focused on human use was then separated from UBI through two separate transactions: a spin-out from
UBI in 2014 of operations focused on developing chronic disease product candidates that resulted in UNS, and a
second spin-out from UBI in 2020 of operations focused on the development of a COVID-19 vaccine that resulted in
COVAXX.

The combination of UNS and COVAXX

in March 2021 resulted in our current company,

Vaxxinity.
Ms. Hu and Mr. Reese serve on the

executive committee of UBI. Ms. Hu, Mr.

Reese and Ms. Hu’s mother and
father, collectively hold voting and

investment control over UBI. Following the spin-out transactions, UBI continues to be a commercial partner for the Company and one of our principal stockholders.
As of April 22, 2022, UBI held 51,585,416 shares of our Class A common stock,

representing
approximately 20.58% of the total voting power of our capital stock, UBIA held

4,212,495 shares of our Class A
common stock, representing approximately 1.68% of the voting power of our capital stock, and Dr. Wang

held
1,881,173 shares of our Class A common stock and 3,299,744 shares of our Class B common stock, representing an
aggregate of approximately 13.91% of the total voting power of our capital stock. UBI also has a warrant to
purchase 1,928,020 shares of our Class A common stock. As of April

22, 2022, all 1,928,020 shares of Class A
common stock underlying the UBI Warrant

are exercisable at an exercise price of $12.45 per share (subject to adjustment pursuant thereto),

and are not subject to vesting. The UBI Warrant

has a term of five years. Ms. Hu,
Mr. Reese, one of their affiliates

and UBI are also party to the Voting

Agreement providing Ms. Hu with the
authority (and irrevocable proxies) to vote the shares of capital stock held by such persons at her discretion on all
matters to be voted upon by stockholders. See the section below entitled

“
Voting

Agreement
.”
Commercial Agreements
We are party

to a Platform License Agreement with UBI and certain of its affiliates (collectively,

the
“Licensors”) pursuant to which Vaxxinity

obtained a worldwide, sublicensable, perpetual, fully paid-up, royalty-free license under certain patents and know-how owned or otherwise controlled by the Licensors. We granted

UBI the
UBI Warrant as partial

consideration for the license.

While we continue to take steps to separate our operations from those of UBI and currently anticipate
taking additional steps to lessen our dependence, we still have certain ongoing commercial relationships with UBI
and its affiliates for the provision of research, development and manufacturing services. Total

amounts due under
these agreements as of December 31, 2021 were approximately $19.4 million,

and total service fees incurred under
these agreements for the years ended December 31, 2021 and 2020 were approximately $35.4 million and 17.8
million, respectively.

In 2020, we also entered into a purchase arrangement with UBI for the production

and
shipment of our ELISA tests to customers and, as of December 31, 2021,

we had prepaid UBI $3.5 million for
materials required for the production and shipment of our ELISA tests.
We collaborate

with UBIA on the development of UB-612 in Taiwan.

During the years ended
December 31, 2021 and 2020, we received

reimbursement from UBIA under a TCDC grant of $7.2 million and
$2.9 million, respectively.

UNS provided administrative services to an affiliate of

UBI. Total amounts due to the Company

from the
UBI affiliate were $0.4 million in each of the years ended

December 31, 2021 and 2020.

For further information about these commercial agreements, please refer to our Annual Report on Form 10-
K for the fiscal year ended December 31, 2021.

The Reorganization
The combination of UNS and COVAXX

in March of 2021 was effected in accordance with the
Contribution and Exchange Agreement, pursuant to which the outstanding equity interests of UNS and COVAXX
were contributed to Vaxxinity

in return for equity interests of Vaxxinity

resulting in UNS and COVAXX

becoming
wholly-owned subsidiaries of Vaxxinity.

In connection with the Reorganization, (i) all outstanding

shares of UNS
and COVAXX

preferred stock and common stock were contributed to Vaxxinity and exchanged for an aggregate of
57,702,458 shares of our Class A common stock, 10,999,149 shares of our

Class B common stock and 58,175,751
shares of our Series A preferred stock, (ii) the outstanding options to purchase shares of UNS and

COVAXX
common stock were terminated and substituted with options to purchase an aggregate of 19,712,504 shares of our
Class A common stock, (iii) the outstanding warrant to purchase shares of COVAXX common stock was cancelled
and exchanged for a warrant, which was exercisable for 128,702 shares of our Class A common stock (the “Reorg.
Warrant”),

and (iv) the outstanding Convertible Notes and the Related Note (as such terms are defined below) were
contributed to Vaxxinity

and the former holders of such notes received an aggregate of 4,047,344 shares of our
Series A preferred stock. All shares of our Series A preferred stock converted into shares of our Class A common
stock concurrently with the closing of the IPO and the Reorg.

Warrant was automatically

exercised on a cashless
basis in connection with the IPO.
Investors’ Rights Agreement
We were party

to an Amended and Restated Investors’ Rights Agreement, dated as of March 17, 2021

(the
“Investors’ Rights Agreement”), with certain holders of our capital stock, including entities affiliated with UBI and
Prime Movers Lab Fund I LLC (“Prime Movers”). This agreement grant ed, among other things, customary
“demand” registration and “piggyback” registration rights,

information rights and rights to future stock issuances of
the Company to certain holders of our capital stock. In connection with the

IPO, the holders of our capital stock
waived their “piggyback” registration rights, terminated

the Investors’ Rights Agreement and entered into a new
registration rights agreement (the “Registration Rights Agreement”)

with us and certain other holders of our capital
stock. See the paragraph in this section below titled “ Registration Rights ” for additional information regarding these registration rights.
Pre-IPO Voting

Agreement
We were party

to a voting agreement, pursuant to which certain holders of our capital stock, including
Ms. Hu, Mr. Reese and entities affiliated

with UBI and Prime Movers, agreed to the manner in which they would vote their shares on certain matters, including the election of directors. This voting agreement terminated

in
accordance with its terms in connection with the closing of the IPO.
Right of First Refusal and Co-Sale Agreement
We were party

to an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of
March 17, 2021 (the “Right of First Refusal and Co-Sale Agreement”),

with certain of our stockholders, including
Ms. Hu, Mr. Reese and entities affiliated

with UBI and Prime Movers, under which we had a right of first refusal, and certain of our stockholders party thereto had a right of first refusal and co-sale, with respect to shares of capital
stock that holders of our Class B common stock and UBI propose to sell to third parties.

The Right of First Refusal
Agreement terminated

in accordance with its terms in connection with the closing of the IPO.
Voting

Agreement
Our principal stockholders (Ms. Hu, Mr.

Reese, one of their affiliates and UBI) entered into a voting agreement on October 1, 2021 (the “Voting

Agreement”). We are not

a party to the Voting

Agreement. The Voting
Agreement provides the proxyholder,

Ms. Hu, with the authority (and irrevocable proxies) to direct the vote and vote the shares of capital stock held by the principal stockholders at her discretion on all matters to be voted upon by

stockholders. The Voting

Agreement does not restrict any of the principal stockholders from transferring any shares of our capital stock and, if any such shares of capital stock are transferred, there is no obligation for the transferee to
join the Voting

Agreement (unless the transferee is a controlled affiliate or family member (or an entity or trust
whose beneficial owner or primary beneficiary is a family member) of one of the parties to the Voting

Agreement).
Mr. Reese will replace Ms. Hu as the

proxyholder under the Voting

Agreement upon the earliest of (i) Ms.
Hu’s death, (ii) a determination

by a court that Ms. Hu is permanently and totally disabled (as determined by a court of competent jurisdiction) and (iii) six months after the later of Ms. Hu ceasing to be (x) Chief Executive Officer and
(y) Actively Engaged (as defined below) (the “Replacement Date”); provided that the Replacement Date will be the
date on which Ms. Hu ceases to be Actively Engaged if Ms. Hu is not then Chief Executive Officer and Ms. Hu
ceases to be Actively Engaged pursuant to clause (B) of the definition of Actively

Engaged below. For purposes

of
the Voting

Agreement, “Actively Engaged” means, on the date of determination, Ms. Hu (A) is then a director of the
Company and (B) has not sold, or otherwise disposed for pecuniary gain, shares of Class B common stock in excess
of 65% of the Class B common stock she held on the date of the Voting

Agreement.
The Voting

Agreement will terminate upon the earliest to occur of the following: (i) the liquidation, dissolution or winding up of the Company; (ii) the execution by the Company of a general assignment for the benefit
of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;
(iii) the unilateral decision of the then current proxyholder (in such person’s sole discretion) to terminate the Voting
Agreement, subject to a 30-day notice period; (iv) on the Replacement Date, if Mr.

Reese is then (x) deceased, (y)
determined by a court to be permanently and totally disabled or (z) not a director of the Company; or (v) after the
Replacement Date, upon the earliest to occur of Mr.

Reese’s death, permanent and total disability

(as determined by
a court of competent jurisdiction) or ceasing to be director of the Company.

Registration Rights
In connection with the IPO, we and certain of our existing stockholders entered into a Registration Rights
Agreement pursuant to which certain holders of our capital stock are entitled to rights with respect to the registration
of their shares under the Securities Act. The registration rights will terminate upon the earlier of (i) with respect to
any stockholder party thereto who then holds less than five percent of the then-outstanding common stock in the
Company such time after the completion of the IPO as Rule 144 or another similar exemption under the Securities
Act is available for the sale of all of such stockholder’s shares without limitation during a three-month period
without registration and (ii) four years following the completion of the IPO.

We will generally pay

the registration
expenses (other than underwriting discounts and selling commissions), including the reasonable fees and
disbursements, not to exceed $50,000 of one counsel, of the holders of the securities registered pursuant to the
registrations described below.

S-1 Demand Registration Rights
Certain holders of Class A common stock (including shares received upon conversion of shares of Class B
common stock) are entitled to certain Form S-1 demand registration rights.

Beginning 180 days after the date of the
final prospectus relating to the IPO, the holders of a majority of the registrable securities then outstanding may make
a written request that we register the offer and sale of their shares on a registration statement on Form S-1. Such
request for registration must cover at least 30% of the registrable securities then outstanding. We

are obligated to
effect only one such registration. If we determine that it would be materially detrimental to us and our stockholders
to effect such a demand registration, we have the right to defer such registration, not more than once in any 12-
month period, for a period of up to 120 days. In addition, we are not required to effect a demand registration during
the period beginning 60 days prior to our good faith estimate of the date of the filing and ending on a date 180 days
following the effectiveness of a registration statement

initiated by us. In an underwritten public offering, the
underwriters have the right, subject to specified conditions, to limit the number of shares that such holders may
include

for registration.

S-3 Registration Rights
Certain holders of Class A common stock (including shares received upon conversion of shares of Class B
common stock) are entitled to certain Form S-3 demand registration rights.

The holders of at least 20% of the
registrable securities then outstanding may make a written request that we register the offer and sale of their shares
on a registration statement on Form S-3 if we are eligible to file a registration statement on Form S-3, so long as the
request covers securities the anticipated aggregate offering price of which, net of underwriting discounts, selling
commissions and other selling expenses, is at least $3.0 million. These stockholders may make an unlimited number
of requests for registration on Form S-3. However,

we are not required to effect a registration on Form S-3 if we have effected two such registrations within the 12-month

period preceding the date of the request. Additionally,

if
we determine that it would be materially detrimental to us and our stockholders to effect such a registration, we have
the right to defer such registration, not more than once in any 12-month period, for a period of up to 120 days.
Further, we are not required to effect

a demand registration during the period beginning 30 days prior to our good faith estimate of the filing of and ending on a date 90 days following the effectiveness of a registration statement
initiated by us. In an underwritten public offering, the underwriters have the right, subject to specified conditions, to
limit the number of shares that such holders may include for registration.
Piggyback Registration Rights
The Registration Rights Agreement provides that if we propose to register the offer and sale of our
common stock under the Securities Act, in connection with the public offering of such common stock, certain
holders of Class A common stock (including shares received upon conversion of shares of Class B common stock)
will be entitled to certain “piggyback” registration rights allowing the holders to include their shares in such
registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a
registration statement under the Securities Act, other than with respect to (i)

a registration related to the sale or grant
of securities to our employees or a subsidiary’s

employees pursuant to a stock option, stock purchase, equity incentive or similar plan, (ii) a registration relating to an SEC Rule 145 transaction,

(iii) a registration on any
registration form that does not include substantially the same information as would be required to be included in a
registration statement covering the sale of our registrable securities or (iv)

a registration in which the only common
stock being offered is common stock issuable upon conversion of debt securities that are also being registered, the
holders of these registrable securities are entitled to notice of the registration and have the right, subject to certain
limitations, to include their shares in the registration. We have the right to terminate or withdraw any registration
initiated pursuant to such “piggyback registration” rights described above before the effective date of such
registration, whether or not any stockholder has elected to include shares of their common stock in such registration.
In an underwritten public offering, the underwriters have

the right, subject to specified conditions, to limit the
number of shares that such holders may include for registration.
Financings and Other Transactions
In the past, we and our predecessor entities have also entered into various other financing arrangements,
service agreements and other related party transactions which are summarized below.
Financings
From 2018 through the Reorganization, we borrowed an

aggregate of $24.5 million through the issuance of
convertible notes (the “Convertible Notes”) which accrued interest at annual rates ranging from 4.8% to 6%. In
March 2021, in connection with the Reorganization, each

Convertible Note that was outstanding immediately prior
to the Reorganization was contributed to the Company and the former holders of the Convertible Notes received
shares of our Series A preferred stock. These issuances included:
●
a Convertible Note in the amount of $0.5 million issued to an entity affiliated with a family member of Mr.
Reese that was converted into 104,728 shares of Series A preferred stock in connection with the
Reorganization;

●
Convertible Notes in the aggregate amount of $10.0 million issued to entities affiliated with Mr. Chui that
were converted into 1,958,838 shares of Series A preferred stock in connection with the Reorganization;
and
●
a Convertible Note in the amount of $2.0 million issued to UBI that was converted into 384,410 shares of
Series A preferred stock in connection with the Reorganization.
From December 2018 to September 2019, we borrowed an aggregate of

$2.0 million from Ms. Hu,
Mr. Reese and an entity affiliated

with both of them (the “Related Note”). The initial $1.5 million tranche closed in
December 2018 and the remaining two tranches closed in 2019. The Related Note accrued interest at an annual rate
of 5%. In March 2021, in connection with the Reorganization,

the Related Note was contributed to the Company and
the entity affiliated with Ms. Hu and Mr.

Reese received 422,696 shares of Series A preferred stock in the Company.
In November 2019, we borrowed $0.1 million from Ms. Hu (the “Executive

Note”). No formal loan
agreement was executed for the Executive Note. However,

the Company has elected to accrue interest at an annual
rate of 5%, consistent with the terms and conditions of the Convertible

Notes and the Related Note, which was the
closest benchmark the Company could evaluate. We

repaid the

Executive Note in August 2021.
Subsequent to the Reorganization, we continued to finance our operations through the issuance of
15,365,574 shares of our Series B preferred stock at a purchase price of $8.00 per share, for aggregate consideration
of $122.9

million. Prime Movers purchased 5,625,000 shares of our Series B preferred stock for an aggregate of
$45 million.
Original UBI Licenses
In October 2014, we entered into a contribution agreement with UBI, pursuant to which UBI assigned to us
certain patents and know-how directed to peptide vaccines for the prevention and treatment of AD, which we utilize
in our UB-311 anti-Ab product candidate.

In consideration for the rights assigned to UNS by UBI, UNS issued shares of its voting stock to UBI. In April 2020, we entered into a license agreement with UBI and certain of its
affiliates pursuant to which we obtained an exclusive,

worldwide, sublicensable (subject to certain restrictions),
fully paid-up, royalty-free license under certain patent rights and know-how to research, develop, make, utilize,
import, market, distribute, sell, commercialize and otherwise exploit products and services for all diagnostic,
prophylactic and therapeutic uses and indications in humans in the field of all coronaviruses.

The licenses granted
under these two agreements (collectively,

the “Original UBI Licenses”) were terminated in connection with our entry into the Platform License Agreement discussed above.
Participation in the IPO
On November 15, 2021, we issued an aggregate of 6,000,000 shares of our Class A common stock in our
IPO at a purchase price of $13.00 per share. On November 18, 2021,

we issued an additional 537,711 shares of
Class A common stock pursuant to a 30-day option granted to the underwriter to purchase additional shares of Class
A common stock at the IPO price. Certain of our related parties participated in the IPO.

The following table sets
forth the aggregate number of shares issued to these related parties in the

IPO:

Participant Class A Common Stock in the IPO
Gregory R. Blatt
(1)
76,923
Peter Diamandis
(1)
76,923
(1)
Acquired indirectly through Bald Eagle IV LLC.

Airplane Lease
In June 2020, the Company entered into a dry lease agreement with a holding company owned by Ms. Hu
and Mr. Reese pursuant to which the

Company may lease the plane from the holding company,

as needed for
business purposes, at an hourly rate of approximately $2,000 per flight hour, which rate was determined by an
independent third-party management company to be the fully-loaded cost of operating the plane. During the years
ended December 31, 2021 and 2020, total costs incurred under this agreement were approximately $0.1 million and
$0.9 million, respectively.

Exchange of Options
In August 2021, we canceled existing options to purchase 3,370,620 and 2,991,835 shares of our Class A
common stock held by Ms. Hu and Mr.

Reese, respectively, in exchange

for an equal number of options to purchase
shares of our Class B common stock. The new options to purchase shares of our Class B common stock were issued
with exercise prices equal to the fair value of our Class B common stock on the new grant date, which was a higher
exercise price than the options that were canceled.

For additional information, see Note 13 to our combined
consolidated financial statements included in the Annual Report.
Related Party Guaranty
In June 2020, COVAXX

entered into a note payable agreement (the “2025 Note”) for the acquisition of an
airplane. The 2025 Note is secured by the airplane and personally guaranteed by Ms. Hu and Mr. Reese.
Prime Movers Lab Fund I, LLC
Prime Movers is a holder of more than 5% of our capital stock. Prime Movers also had board representation
at the Company prior to the IPO. In 2021, Prime Movers purchased 5,625,000 shares of our Series B preferred stock
for an aggregate of $45 million. Concurrently with the closing of the IPO, our Series B preferred stock was
automatically converted into shares of our Class A common stock.
Advisor Agreement
On February 5, 2021 UNS entered into an advisor agreement with High

Express Holdings Limited (“High
Express”).

James Chui, one of our directors, is President and CEO of High Express. The advisor agreement was
entered into primarily to engage High Express to advise and assist UNS with business and financing strategies, and
High Express provided those services to the Company throughout 2021.

As consideration under the agreement. UNS
issued 3,276,776 shares of UNS common stock to High Express.
Limitations of Liability and Indemnification Matters
The Charter limits the liability of our directors for monetary damages arising from a breach of fiduciary duty
as a

director to

the fullest

extent permitted

by Delaware

law.

Delaware law

provides that

directors of

a corporation
will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
●
any breach of the director’s duty of loyalty to the corporation or its stockholders;
●
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
●
unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions; or
●
any transaction from which the director derived an improper personal benefit.
Such

limitation

of

liability

does not

apply

to

liabilities

arising

under

federal

securities

laws and

does

not
affect the availability of equitable remedies such as injunctive relief or rescission.

The Bylaws provide for indemnification, to the fullest extent permitted by the DGCL,

of any person made or
threatened

to be

made

a

party to

any

action,

suit or

proceeding

by reason

of

the fact

that such

person

is or

was a
director, officer,

employee or agent of the Company, or, at the request of the Company,

serves or served as a director,
officer, employee or agent

of another corporation

or of

a partnership, joint

venture, trust or

any other enterprise,

against
all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with the
defense

or

settlement

of

such

action,

suit

or

proceeding.

We

have

entered

and

expect

to

continue

to

enter

into
agreements to indemnify

our directors and

executive officers. With

certain exceptions, these

agreements provide

for
indemnification for

related expenses including

attorneys’ fees, judgments,

fines and settlement

amounts incurred

by
any of these

individuals in connection

with any action,

proceeding or investigation.

We

believe that the

Charter and
Bylaws provisions

and indemnification

agreements are

necessary to

attract and

retain qualified

persons as

directors
and officers. We

also maintain customary directors’ and officers’ liability insurance.
The

limitation

of

liability

and

indemnification

provisions

in

our

Charter

and

Bylaws

may

discourage
stockholders from bringing a lawsuit against our

directors for breach of their fiduciary

duty. They may also reduce the
likelihood of derivative litigation against our

directors and officers, even though an

action, if successful, might benefit
us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar

as

indemnification

for

liabilities

arising

under

the

Securities

Act

may

be

permitted

for

directors,
executive

officers

or

persons

controlling

us,

we

have

been

informed

that,

in

the

opinion

of

the

SEC,

such
indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL NO. 2 RATIFICATION

OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit
committee evaluates the qualifications, performance and independence of our independent registered public
accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee
considers, among other factors, the quality and efficiency of the services provided by the firm, including the
performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team
assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our
business; and the firm’s knowledge

of our operations. Armanino LLP has served as the independent registered public accounting firm for the Company and our predecessor entities since 2020

.

Neither the accounting firm nor
any of its members has any direct or indirect financial interest in or any connection with us in any capacity other
than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and
other factors, the audit committee has appointed Armanino LLP to serve as our independent registered public
accounting firm for the fiscal year ending December 31, 2022.
Although ratification is not required by our Amended and Restated Bylaws (“Bylaws”)

or otherwise, the
board of directors is submitting the selection of Armanino LLP to our stockholders for ratification because we value
our stockholders’ views on the Company’s

independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the board of
directors and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the
audit committee, in its discretion, may select a different independent registered public accounting firm at any time
during the year if it determines that such a change would be in the best interests of the

Company and its
stockholders.
Representatives of Armanino LLP are expected to attend the Annual Meeting and they will have an
opportunity to make a statement if they so desire and be available to respond to appropriate questions from
stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the aggregate fees billed by Armanino LLP,

our independent registered
public accounting firm, for professional services rendered with respect to each of the last two fiscal years:

Year

Ended December 31,

2021 2020
Audit Fees
(1)
$902,126 $605,991
Tax Fees
(2)
45,139 5,853
All Other Fees
(3)
6,619 125

Total
$953,883 $611,969
(1)
Audit fees consist of fees for the audit of our annual

financial statements, the review of our interim

financial statements and other
professional fees. These audit fees also include professional services provided in connection with our IPO incurred

during the fiscal year
ended December 31, 2021.
(2) Tax fees consist of fees for tax advisory and compliance services.
(3)
All other fees consist of other professional services, including valuation services.

Auditor Independence
In 2021, there were no other professional services provided by Armanino

LLP,

other than those listed
above, that would have required the audit committee to consider their compatibility with maintaining the
independence of Armanino LLP.
Pre-Approval Policies and Procedures
The above-described services provided to us by Armanino

LLP were provided in accordance with the
policies and procedures set forth in the formal written charter for the audit committee.

The charter for the audit
committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by
our principal auditor or other firms, and all other services (review,

attest and non-audit) to be provided to us by our
independent registered public accounting firm.
On an annual basis, the audit committee reviews with the independent registered accounting firm and
management the plan and scope of the auditor’s proposed

annual financial audit and quarterly reviews, including the
procedures to be used and the auditor’s compensation.

The audit committee also pre-approves audit, non-audit, and
any other services to be provided by the auditor in accordance with any policies adopted by the audit committee.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR

the ratification of the appointment of
Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending
December 31, 2022.
Audit Committee Report
Management is responsible for the preparation, presentation and integrity of the Company’s financial
statements, the appropriateness of accounting principles and financial reporting policies and for establishing and
maintaining our internal control over financial reporting. The independent registered public accounting firm is
responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S.
generally accepted accounting principles. The audit committee is responsible for monitoring and overseeing these
processes.
In the performance of its oversight function, the audit committee reviewed and discussed with management
and Armanino LLP,

as the Company’s independent registered

public accounting firm, the Company’s

audited
financial statements for the fiscal year ended December 31, 2021. The audit committee also discussed with the
Company’s independent registered

public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the

“PCAOB”) and the SEC for communications
with audit committees. In addition, the audit committee received and reviewed the written disclosures and the letters
from the Company’s independent

registered public accounting firm required by applicable requirements of the
PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee
concerning independence, and discussed with the Company’s

independent registered public accounting firm their
independence from the Company and any relationships that may impact their objectivity and independence.
Based upon the review and discussions described in the preceding paragraph,

the audit committee
recommended to the board of directors that the Company’s

audited financial statements be included in its Annual
Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.
Submitted by the Audit Committee of the Company’s

Board of Directors:
George Hornig (Chair)

Gregory R. Blatt
Peter Diamandis

STOCKHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation
at the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange

Act must submit the proposal to our
General Counsel and Secretary at our offices at 1717 Main Street,

Suite 3388,

Dallas, Texas 75201, in writing

not
later than January 2, 2023.
Stockholders intending to present a proposal at our 2023 Annual Meeting, but not to include the proposal in
our proxy statement, or to nominate a person for election as a director,

must comply with the requirements set forth
in our Bylaws. Our Bylaws require, among other things, that a stockholder’s notice for the nomination of persons for
elections to the board of directors must be delivered to our Corporate Secretary proper written form not less than 90
days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of
stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no
earlier than February 21, 2023 and no later than March 23, 2023. The notice must contain the information required
by our Bylaws. In the event that the date of the 2023 Annual Meeting is not scheduled to be held within a period that
commences 30 days before such anniversary date and ends 30 days after such anniversary date, such stockholder’s
notice must be delivered by the later of the 10
th

day following the day on which public disclosure of the date of such meeting is first made by us and the date which is 90 days prior to the 2023 Annual Meeting.

SEC rules permit
management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline
and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the

right to reject, rule out of order or take other appropriate action with respect to any proposal
that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2023 annual meeting of stockholders, we intend to file
a proxy statement with the Securities and Exchange Commission (“SEC”). Stockholders

may obtain our proxy
statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC
without charge from the SEC’s

website at: www.sec.gov.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy
rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees
must provide notice that sets forth the information required by Rule 14a

-19 of the Exchange Act no later than
April 22, 2023.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy
materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy
materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides
cost savings for companies and helps the environment by conserving natural resources. Some brokers household
proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless
contrary instructions have been received from the affected

stockholders. Once you have received notice from your
broker that they will be householding materials to your address, householding will continue until you are notified
otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and
would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of
these documents and you wish to request that future deliveries be limited to a single copy,

please notify your broker.
You

can also request prompt delivery of a copy of the proxy materials by contacting AST by phone at (888)

776-
9962,

by email at info@astfinancial.com or through their website at
https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

.
2021 ANNUAL REPORT
Our 2021 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended
December 31, 2021, is being mailed with this Proxy Statement to those stockholders that receive this Proxy
Statement in the mail. Stockholders can also access our 2021 Annual

Report, including our Annual Report on Form
10-K for 2021, at http://www.astproxyportal.com/ast/24848/

.

Our Annual Report on Form 10-K for the fiscal year ended December 31,

2021 has also been filed
with the SEC. It is available

free of charge at the SEC’s website at

www.sec.gov.

Upon written request by a
stockholder,

we will mail without charge a copy of our Annual Report on Form 10-K, including the financial
statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form
10-K are available upon payment of a reasonable

fee, which is limited to our expenses in furnishing the
requested exhibit. All requests should be directed

to the General Counsel and Secretary,

Vaxxinity,

Inc., 1717
Main Street, Suite 3388,

Dallas, Texas 75201.
Your

vote is important.
Please promptly vote your shares by completing, signing, dating and returning your proxy
card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ René Paula Molina

René Paula Molina

General Counsel and Secretary
Dallas, Texas
May 2, 2022

ANNUAL MEETING OF STOCKHOLDERS OF VAXXINITY,

INC. June 21,
2022 PROXY VOTING INSTRUCTIONS INTERNET Access "www.voteproxy.com" and follow the on screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vo
te online until 11:59 PM EST the day before the meeting. MAIL
Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON
You may vote your shares in person by attending the Annual

Meeting. GO GREEN
- Consent makes it easy to go paperless. With e Consent, you c an quickly access your proxy material, statements and other

eligible documents online, while reducing costs, clutter and pape
r waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE

OF INTERNET AVAIL
ABILIT
Y OF PROXY MATERIALS: The Notice of Annual Meeting,

Proxy Statement and Annual Report are available at http://www.astproxypor
tal.com/ast/24848 Please detach along perforated line and mail in the env
elope provided ]F you are not voting
via the Internet. SDM3DDDDDDDDDDDD1DDD 7 DbElEE THE

BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL

NOMINEES" IN THE ELECTION OF DIRECTORS UNDER

PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOURVOTE IN BLUE OR

BLACK INK AS SHOWN HERE [x] 1. Election of Directors:

FOR ALL NOMINEES WITH HOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (Sea insïusons Wo*) NOMINEES: O Louis

Reese O Mei Mei Hu O Gregory R. Blatt O James Chui O Peter Diamandis

O George Hornig O Peter Powchik FOR AGANS7 ABSTAN

2. Ratification of the Audit Committee's appointment of Armanino

LLP [ I ”] [_ ! to serve as the independent registered public accounting firm of the Company for the fiscal year ending December

31. 2022. NOTE: In their discretion, proxies are authorized to vote upon such other business as may property come before the meeting or any postponement or adjournmentof the meeting.

INSTRUCTIONS: To withhold authority to vote for
any individual nomnee). ma« “FOR ALL EXCEPT' and fill in tie circl

e

next to each nominee you wish to withhold. as shown here:

^ To change the address on your account, please check the

box at right and indicate your new address in the address space above. Please note that : to the registered name(s) on the account may notbe submitted via □ Signature of Stockholde r Hole: MARK

>C HERE IF YOU PLAN TO ATTEND THE MEETING.

□ Date: Signature of Stockholder Note: Please sign exactly as your name or names appear on this Proxy. When shares

are held jointly, each holder should sign. When signing as executor,

administrator, attorney, trustee or guardian, please give full title as such. If the signer is acorporation, please

sing full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sig in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF VAXXINITY,

INC. June 21, 2022 GO GREEN e
Consent makes it easy to go paperless. With e
Consent. you can quickly access your proxy material, statements and other eligib
le documents online, while reducing costs, clutter and paper waste.

Enroll today via www.astfmancial.com to enjoy online acce
ss. NOTICE OF INTERNET AVAILABILITY OF PROXY

MATERIALS: The Notice of Annual Meeting, Proxy Statement

and Annual Report are a
vailab
le at http://www.astproxyportal.com/ast/24848 Please sign,

date and mail your proxy card in the envelope provided as soon as
possible. Please detach along perforated line and mail in the envelope provided. I 2Q43QQQQQQQQQQQQ1QQQ 7 QL2122 THE

BOARD OF
DIREC
TORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN

THE ELECTION OF DIRECTORS UNDER PROPOSAL

1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DA
TE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS

SHOWN HERE 1. Election of Dire
ctors: FOR ALL
NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below) NOMINEES: O Louis

Reese O Mei Mei Hu O Gregory R. Blatt O James Chui O Peter Diamandis

O George Hornig O Peter Powchik FOR AGAINST ABSTAIN

2. Ratification of the Audit Committee’s appointment of Armanino

LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December

31, 2022. □ □ □ NOTE: In their discretion, proxies are authorized to vote upon such other business

as may properly come before the meeting or any postponement

or adjournment of the meeting. INSTRUCTIONS: To withhold

authority to vote for any individual nominee(s), mark "FOR ALL

EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK "X" HERE IF YOU PLAN TO ATTEND

THE MEETING. To change the address on your account, please

check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s)

on the accountmay not be submitted via this method.

□ Signature of
Stockholder Date: Signature of Stockholder Date: Note: Please

sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor,

administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VAXXINITY, INC. Annual Meeting of Shareholders

June 21, 2022, 10:00 AM (Eastern Time) This proxy is solicited by the Board ofDirectors The undersigned hereby

appoints Mei Mei Hu and René Paula Molina, and each of them, as proxies,with full power of substitution, and hereby

authorizes each of them to represent and vote, as designated below,

all shares of the common stock of Vaxxinity, Inc.,

a Delaware corporation (the “Company”), held of record by the undersigned on April 22, 2022 at the Annual Meeting of Shareholders (the

"Annual Meeting”) to be held virtually via live webcast at

https://web.lumiagm.com/284047551 (password: vaxxinity2022),

on Tuesday, June 21, 2022, at 10:00 a.m., Eastern Time,

or at any adjournment or postponementthereof,

upon the matters set forth below, all in accordance

with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

This proxy card, when properly executed, will be votedin

the manner directed herein. If no such direction is made,

this proxy will be voted in accordance with the Board of Directors’
recommendations, as indicated on the reverse side, and in the discretion of the proxies upon such other matters as may propery

come before the Annual Meeting. The undersigned shareholder

may revoke this proxy card at any time before it is voted at the Ann ual Meeting by executing and returning a proxy card bearing

a later date by mail, by voting via the Internet, by filing with he Corporate Secretary of the Company, at the address set

forth above, a written notice of revocation bearing a later date than the proxy card being revoked, or by voting the common stock covered thereby in person at the Annual Meeting. 1.1 (Continued

and to be signed on the reverse side) 14 475